Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                             FINANCIAL RESERVES FUND

                                  MARCH 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Financial Reserves Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........2  INVESTMENT  ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.. 8  KeyCorp Mutual Fund Advisers, Inc.
DETERMINING NET ASSET VALUE..............10
VALUATION OF PORTFOLIO SECURITIES........12  INVESTMENT   SUB-ADVISER
PERFORMANCE COMPARISONS..................12  Society Asset Management, Inc.
ADDITIONAL PURCHASE, EXCHANGE AND
  REDEMPTION INFORMATION.................14  ADMINISTRATOR
DIVIDENDS AND DISTRIBUTIONS..............15  Concord Holding Corporation
TAXES....................................15
TRUSTEES AND OFFICERS....................16  DISTRIBUTOR
ADVISORY AND OTHER CONTRACTS.............21  Victory  Broker-Dealer   Services,
ADDITIONAL INFORMATION...................28  Inc.
APPENDIX.................................32
                                             TRANSFER   AGENT
INDEPENDENT AUDITOR'S REPORT                 Primary Funds Service Corporation
FINANCIAL STATEMENTS
                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.



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                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Financial Reserves Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                                         INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The Fund's investment objective is to seek to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment primarily in high-quality, U.S. dollar-denominated money market instruments.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

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Under the guidelines  adopted by the Board and in accordance  with the Rule, Key
Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material
dilution  or  is  otherwise   unfair  to  existing   shareholders  (a  "Material
Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic [and foreign] banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

[The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.]

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


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The Fund will  purchase  only  commercial  paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the SubAdviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund

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to have a maturity equal to the period remaining until the next  readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the

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O PARTICIPATION  INTERESTS.  The Fund may purchase  interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.






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Fund may decline  below the price at which the Fund is obligated  to  repurchase the securities.

O PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for

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pass-throughs  purchased  at a premium  (i.e.,  a price in  excess of  principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide). (Note: In accordance with Rule 2a-7 under the 1940 Act, the fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

2. Borrow money except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

4. Act as an underwriter (except as it may be deemed such in a sale of restricted securities).

5. Buy or sell real estate, commodities, or commodity (futures).

6. Issue any senior  security (as defined in the 1940 Act),  except that (a) the
Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to certain restrictions, the Fund may borrow money as authorized by the 1940 Act.

Fundamental limitation 2 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

The following restrictions are not fundamental and may be changed without shareholder approval:

THE FUND MAY NOT:

1. Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

2. Pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with limitation 2 above.

3. Invest more than 10% of the value of the Fund's net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice or more than 15% of its net assets in securities which are "restricted as to disposition."

4. Purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer.

5. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

6.  Write or purchase any put or call option.

7.  Make short sales of securities.

8. Invest in companies for the purpose of exercising control or management and will not purchase the securities of any issuer if, as to 75% of its total assets, it would own more than 10% of the voting securities of any such issuer.

9. Invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the Fund (unless permitted by Commission regulations or exemptive relief) and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

10. Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange.

11. Invest in oil, gas or other mineral exploration or development programs.

Also, the Fund does not currently intend to:

1. Purchase obligations of savings and loan institutions and savings banks.

2. Purchase commercial paper which is not rated in the single highest category by Duff & Phelps, Inc., Fitch Investors Service, Inc., Standard & Poor's Corporation, or Moody's Investors Service, Inc., or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.

3. Purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements (described in fundamental limitation 2 entered into to facilitate redemptions exceeds 5% of its total assets.

4. Lend more than 5% of its portfolio securities. Subject to this restriction, the Fund may lend its securities if collateral values are continuously maintained at not less than 100% by "marking-to-market" daily.

5. Invest in oil, gas or other mineral leases or in real estate limited partnerships.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD. The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES. The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS. The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


                        VALUATION OF PORTFOLIO SECURITIES

As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The NYSE will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                             PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

         o        portfolio quality;
         o        average portfolio maturity;
         o        type of instruments in which the portfolio is invested;
         o        changes in interest rates on money market instruments;

         o        changes in Fund expenses; and
         o        the relative amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD. The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 5.26%.

EFFECTIVE YIELD. The Fund's effective yield is computed by compounding the unannualized base period return by:

         o        adding 1 to the  base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 5.40%.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for the one, five and ten year periods ended October 31, 1995 and the period since inception were 5.50%, 4.32%, 5.76% and 6.37%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's cumulative total returns for the five and ten year periods ended October 31, 1995 and the period since inception were 23.54%, 75.14% and 117.63% respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value per share at Valuation Time. The Fund's net asset value per share may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES. Shares are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES. Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the SubAdviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

CONVERSION TO FEDERAL FUNDS. It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES. The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request. Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."

REDEMPTION IN KIND. Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the IRS Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From    1989   to    present,
Glenleigh International Ltd.   President          Chairman and Chief  Executive
53 Sylvan Road North                              Officer,            Glenleigh
Westport, CT  06880                               International  Limited;  from
                                                  1984 to 1989, Chief Executive
                                                  Officer,     Paribas    North
                                                  America      and      Paribas
                                                  Corporation;   President  and
                                                  Trustee,  The  Victory  Funds
                                                  and   the   Spears,   Benzak,
                                                  Salomon  and  Farrell   Funds
                                                  (the "SBSF  Funds"),  dba Key
                                                  Mutual    Funds   (the   "Key
                                                  Funds"),  formerly  the  SBSF
                                                  Funds.

------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS. Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.




                                                                   Estimated Annual     Total           Total Compensation
                                  Pension or Retirement Benefits       Benefits      Compensation          from Victory
                                   Accrued as Portfolio Expenses    Upon Retirement   from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                      -0-            $5,729.73             $46,716.97
Robert G. Brown, Trustee                        -0-                      -0-             4,834.58              39,815.98
John D. Buckingham, Trustee(2).                 -0-                      -0-             2,598.87              18,841.89
Edward P. Campbell, Trustee....                 -0-                      -0-             3,549.91              39,799.68
Harry Gazelle, Trustee.........                 -0-                      -0-             5,474.20              35,916.98
John W. Kemper, Trustee(2).....                 -0-                      -0-             2,913.01              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                      -0-             5,112.02              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                      -0-             4,996.26              40,366.98
H. Patrick Swygert, Trustee....                 -0-                      -0-             4,996.26              37,116.98
John R. Young, Trustee(2)......                 -0-                      -0-             2,709.16              21,963.81



(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:



                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and Key
                                                        Funds.



William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2,                              Manager,           Price
Ireland                                                 Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER. Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the 1940 Act. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key

         Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the SubAdviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering subinvestment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of $2,132,744, and 3,125,072, respectively, after fee reductions of $584,417 and $420,213, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT. In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS. Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the SubAdviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions.

ADMINISTRATOR. Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the

Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $278,025, and $1,063,114, after fee reductions of $0 and $472, respectively.

DISTRIBUTOR. Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distribution earned $721,000 in underwriting commissions, and retained $107,000.




TRANSFER AGENT. Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

DISTRIBUTION AND SERVICE PLAN. The Victory Portfolios on behalf of the Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key
Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT. BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market Funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of $306,082, $276,849 and $100,934, respectively.

CUSTODIAN. Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS. The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 have been audited by KPMG Peat Marwick, L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL. Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES. The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware. The Victory Portfolios' Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 92.64% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.






















THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                      STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                                FUND FOR INCOME

                                 MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Fund for Income, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES....... 2  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS. 3  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES....... 5
ADDITIONAL PURCHASE, EXCHANGE AND           INVESTMENT SUB-ADVISER
    REDEMPTION INFORMATION..............10  First Albany Asset Management
DIVIDENDS AND DISTRIBUTIONS.............11  Corporation
TAXES  .................................11
TRUSTEES AND OFFICERS...................13  ADMINISTRATOR
ADVISORY AND OTHER CONTRACTS............18  Concord Holding Corporation
ADDITIONAL INFORMATION..................26
APPENDIX................................29  DISTRIBUTOR
                                            Victory Broker-Dealer Services, Inc.
INDEPENDENT AUDITOR'S REPORT
FINANCIAL STATEMENTS                        TRANSFER AGENT
                                            Primary Funds Service Corporation

                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

         The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Fund for Income (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. An investment in shares of the Fund should not be made without first reading the Fund's Prospectus.



                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


                    INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information--Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.

In  determining  the  issuer  of a  tax-exempt  security,  each  state  and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

2. Invest more than 25% of its total assets in securities whose interest payments are derived from revenue from similar projects.

3. Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

4. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

5. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

6.       Underwrite any issue of securities.

7. Purchase or sell commodities or commodity contracts, or oil, gas or other mineral exploration or development programs.

8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

         The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; or

2. The Fund will not participate on a joint, or a joint and several, basis in any trading account in securities except pursuant to an exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the Adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities;

With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The Fund does not normally engage in short-term trading but may do so when the Adviser believes a particular action will contribute to the achievement of the

Fund's investment objective. Portfolio turnover in the Fund is not expected t exceed 100% (annualized).

In the event the Fund acquires liquid assets as a result of the exercise of a security interest relating to municipal bonds, the Fund's trustees will dispose of such assets as promptly as possible.


STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Victory Portfolio's Board of Trustees (the "Board of Trustees") without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                       VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                  PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.


STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                           ---
                                           cd

         The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).
         c =      the average  daily number of shares of that class  outstanding during the 30-day period that were entitled to receive dividends.
         d =      the maximum  offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on shares for the 30-day period ended October 31, 1995 was 6.76% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class = Dividends  + Number of days (accrual period) x 365
                              ---------
                              Max. Offering Price (last day of period)

The maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.93% and 6.05%, respectively. The distribution returns at maximum offering price and net asset value as of October 31, 1995 were 5.93% and 6.05%, respectively.

TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/P)-1 = Total Return

In calculating total returns the current maximum sales charge of 2.00% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on shares for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 8.41% and 98.52%, respectively. For the one and five year periods ended October 31, 1995 the average annual total return was 10.52% and 43.06%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on shares for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 8.66% and 102.48%, respectively. For the one and five year periods ended October 31, 1995, the average annual total return at net asset value was 12.75% and 45.93%, respectively.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotsor Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S.

government. Money market mutual funds may seek to maintain a fixed price per share.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's net asset value. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers' or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the NYSE and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Fund is explained in the Prospectus under "How to Invest, Exchange and Redeem."

CONVERSION TO FEDERAL FUNDS. It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the redemption request is received. Redemption procedures are explained in the Prospectus under "How to Redeem."

REDEMPTION IN KIND. Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act. (See "Valuation of Portfolio Securities" above.)


                          DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                     TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional

Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




x
                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds,   (the  "Key   Funds"),
                                                  formerly the SBSF Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).


------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                                                       Estimated Annual           Total          Total Compensation
                                  Pension or Retirement Benefits           Benefits           Compensation          from Victory
                                  Accrued as Portfolio Expenses         Upon Retirement         from Fund        "Fund Complex" (1)
                                  -----------------------------        ----------------       -------------      ------------------
Leigh A. Wilson, Trustee......                 -0-                           -0-                 $248.70             $46,716.97
Robert G. Brown, Trustee                       -0-                           -0-                  217.14              39,815.98
John D. Buckingham, Trustee(2).                -0-                           -0-                   82.92              18,841.89
Edward P. Campbell, Trustee...                 -0-                           -0-                  114.18              39,799.68
Harry Gazelle, Trustee........                 -0-                           -0-                  189.79              35,916.98
John W. Kemper, Trustee(2)....                 -0-                           -0-                  161.55              22,567.31
Stanley I. Landgraf, Trustee..                 -0-                           -0-                  157.16              34,615.98
Thomas F. Morrissey, Trustee..                 -0-                           -0-                  228.46              40,366.98
H. Patrick Swygert, Trustee...                 -0-                           -0-                  228.46              37,116.98
John R. Young, Trustee(2).....                 -0-                           -0-                  140.67              21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:



x
                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, TaftHartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term Income Fund (1)
                  Victory Government  Mortgage Fund (1)
                  Victory Financial  Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS  Victory Ohio Municipal Bond
                  Fund (1) Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory  Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory  Growth Fund (1)
                  Victory  Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10%    OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%

For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January 1, 1996 Society Asset Management, Inc. served as investment adviser to the Fund. From May 1, 1994 to June 5, 1995, Society's affiliate, Key Trust Company, served as the investment adviser to the Fund and its Predecessor Fund. Prior to May 1, 1994, First Albany served as the investment adviser to the Investors Preference Fund for Income, the Predecessor to the Predecessor Fund. For the fiscal years ended October 31, 1995 and the fiscal period ended October

31, 1994, the adviser earned investment advisory fees of $87,483 and $84,270, respectively, after fee reductions of $36,865 and $2,027, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with First Albany on behalf of the Fund. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

Effective May 1, 1996, First Albany will no longer serve as Sub-Adviser and Key Advisers will assume all of the duties of the Sub-Adviser described in this Statement of Additional Information.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $176,716 and $0, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal period from February 1, 1994 to October 31, 1994 and the fiscal year ended October 31, 1995, the Fund's portfolio turnover rates were 18.00% and 35.20%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal periods ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $224,695 and $27,624, respectively, after fee reductions of $8,592 and $9,681, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal period ended October 31, 1995 the Fund accountant earned fund accounting fees of $32,288.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal period February 1, 1994 through October 31, 1994 have been audited by KPMG Peat Marwick, L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the SubAdviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business Trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Victory Portfolios' Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.



THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+ AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+ A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA.  Obligations  for  which  there  is  the  lowest   expectation  of
         investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+.  Obligations   supported   by  the  highest   capacity  for  timely
         repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S.

Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                              GOVERNMENT BOND FUND

                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Government Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS. 14  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES........16
PERFORMANCE..............................16
ADDITIONAL PURCHASE, EXCHANGE AND            INVESTMENT SUB-ADVISER
    REDEMPTION INFORMATION.............. 11  Society Asset Management, Inc.
DIVIDENDS AND DISTRIBUTIONS..............14
TAXES....................................15  ADMINISTRATOR
TRUSTEES AND OFFICERS....................16  Concord Holding Corporation
ADVISORY AND OTHER CONTRACTS.............21
ADDITIONAL INFORMATION...................31  DISTRIBUTOR
APPENDIX.................................36  Victory Broker-Dealer
                                             Services, Inc.
INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                         TRANSFER AGENT
                                             Primary Funds Service
                                             Corporation

                                             CUSTODIAN
                                             Key Trust Company of Ohio,
                                             N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios, which are currently active. This Statement of Additional Information relates to The Victory Government Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

ILLIQUID INVESTMENTS. Illiquid investments cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Victory Portfolios' Board of Trustees (the "Board of Trustees" or the "Trustees"), the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.

RESTRICTED SECURITIES. The Fund may sell restricted securities, which generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in Society's judgment, the consideration to be earned from such loans would justify the risk.

It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information.

The Fund may not:

1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

3. Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instrument backed by real estate).

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

7. Lend any portfolio security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or to repurchase agreements.

     The following restrictions are nonfundamental and may be changed without shareholder approval:

1. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Fund may purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

4. The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.

5. The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the fund and that limit their investment by the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELDS.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                    Standardized Yield = 2 [(a-b + 1)6 - 1]
                                             ---
                                             cd

The symbols above represent the following factors:

a =  dividends and interest earned during the 30-day period.

b =  expenses accrued for the period (net of any expense reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares and the Class B shares for the 30-day period ended October 31, 1995 was 4.82% and 4.44%, respectively.

DIVIDEND YIELD AND DISTRIBUTION RETURN.

From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class = Dividends of the Class  + Number of days
                        -----------------------------   (accrual period) x 365
                         Max. Offering Price of
                         the Class
                         (last day of period)

The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges ("CDSC").

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.62% and 5.89%, respectively. Dividend yield on Class B shares at maximum offering price for the 30-day period ended October 31, 1995 was 5.30%.

TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/P)-1 = Total Return

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period May 3, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 2.98% and 7.60%, respectively. For the one year period ended October 31, 1995, average annual total return for Class A shares was 8.93%. The average annual total return and cumulative total return on the Class B shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 were 8.27% and 9.12%, respectively. For the one year period ended October 31, 1995, the average annual total return for Class B shares was 9.58%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period May 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 5.01% and 12.98%, respectively.

For the one year period ended October 31, 1995, average annual total return for Class A shares at net asset value was 14.40%. For the one year period ended October 31, 1995, the average annual total return at net asset value for Class B shares at net asset value was 13.58%. The average annual total return and cumulative total return on Class B shares for the period September 26, 1994
(commencement of operations) to October 31, 1995 were 11.88% and 13.12%, respectively.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Class A shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market fund may be used to purchase Class B shares of the Fund.)

Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest, Exchange and Redeem - Class B shares" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by the class, as described in "Alternative Sales Arrangements Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.



------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds. Ohio 44107

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.

                                                                        Estimated Annual      Total           Total Compensation
                                  Pension or Retirement Benefits            Benefits       Compensation          from Victory
                                   Accrued as Portfolio Expenses         Upon Retirement     from Fund        "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                           -0-              $874.92             $46,716.97
Robert G. Brown, Trustee                        -0-                           -0-               733.66              39,815.98
John D. Buckingham, Trustee(2).                 -0-                           -0-               318.60              18,841.89
Edward P. Campbell, Trustee....                 -0-                           -0-               389.76              39,799.68
Harry Gazelle, Trustee.........                 -0-                           -0-               675.74              35,916.98
John W. Kemper, Trustee(2).....                 -0-                           -0-               624.83              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                           -0-               535.10              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                           -0-               819.94              40,366.98
H. Patrick Swygert, Trustee....                 -0-                           -0-               819.94              37,116.98
John R. Young, Trustee(2)......                 -0-                           -0-               535.81              21,963.81



(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS Victory Ohio Municipal Money
                  Market Fund (1) Victory Limited Term Income Fund (1) Victory Government Mortgage Fund (1) Victory Financial Reserves Fund
                  (1) Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS  Victory Ohio Municipal Bond
                  Fund (1) Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS
                  Victory  Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory  Growth Fund (1)
                  Victory  Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:

                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub- advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Key Trust Company, an affiliate of Society, serves as the investment adviser of the Predecessor Fund. For the period May 3, 1993 to April 30, 1994, Key Trust Company earned fees of $380,730, all of which was voluntarily waived by Key Trust Company. For the fiscal year ended April 30, 1995, Key Trust Company received fees of $608,134 before voluntary waiver of $317,598. For the fiscal period ended October 31, 1995, the Adviser earned investment advisory fees of $120,425 after fee reductions of $35,976.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub- Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commissions, available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the

Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal year ended October 31, 1993, 1994 and 1995, the Fund paid $0, $0 and $0, respectively, in brokerage commissions.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

Until July 1, 1994 Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, was the Administrator and Distributor to the Predecessor Fund under separate Administration and General Distribution Agreements. For the period May 3, 1993 to April 30, 1994, Fidelity Distributors Corporation earned $103,835 from the Predecessor Fund for services rendered to the Victory Funds pursuant to the Administration Agreement. During the same period, Fidelity Distributors Corporation voluntarily reimbursed $17,404 in fees and expenses to the Predecessor Fund. For the fiscal year ended April 30, 1995, the Fund paid $165,855 in administration fees of which Fidelity Distributors Corporation earned $30,762 and CHC earned $135,093. During the same period, fees and expenses of $0 were reimbursed to the Fund. In the fiscal period ended October 31, 1995, the Administrator earned aggregate administration fees of $39,816 after fee reductions of $2,839.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal period ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal period ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;

(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

CLASS A SHARES DISTRIBUTION PLAN.

The Victory Portfolios, on behalf of the Class A shares of the Fund, has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that Society or the Distributor may use of their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that Society or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund. See "Investment Adviser" with respect to certain prohibitions under the Glass-Steagall Act.

CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 of the 1940 Act.

The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class B shares, or to third parties, including banks, that render shareholder support services.

The Distribution Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of Class B shares of the Fund, additional sales of the Fund's Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. For the period ended April 30, 1994 and the fiscal year ended April 30, 1995, the Fund paid fees of $40,881 and $41,053, respectively. For the period ended October 31, 1995, the Fund Accountant earned fund accounting fees of $29,165.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus for the Fund, have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the sixth month period ended October 31, 1995, have been audited by Coopers and Lybrand, L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and account. In formation for the fiscal years ended April 30, 1994 and April 30, 1995 have been audited by KPMG reference herein, and are experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of

Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As February 2, 1996, the Fund believes that Key Trust of Cleveland was shareholder of record of 91.43% of the outstanding Class A shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding Class B shares of the Fund as of February 2, 1996:



-----------------------------------------------------------------------------
                     Number of Shares Outstanding    % of Shares Outstanding
-----------------------------------------------------------------------------
Mary T Salony                  9,041.885                      7.28%
5 Stonehenge Lane
Apt 8C
Albany, NY  12203
-----------------------------------------------------------------------------
Jessica Lattimore TTEE        10,472.760                      8.43%
Jennifer Lattimore TR
152 Rear Brunswick Rd
Troy, NY  12180

-----------------------------------------------------------------------------
George W. Schneider Jr         6,224.571                      5.01%
Deer Ridge Rd
RR 2 Box 404
Wingdale, NY
12594-9535
-----------------------------------------------------------------------------
Society National Bank          7,485.030                      6.03%
IRA of Clara R. Hiatt
5367 W. Penway St
Indianapolis, IN
46224
-----------------------------------------------------------------------------


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Victory Portfolios or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA.  Obligations  for  which  there  is  the  lowest   expectation  of
         investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA.   Obligations  for  which  there  is  a  very  low  expectation  of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1.     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2.     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+.   Exceptionally  Strong  Credit  Quality.  Issues  assigned  this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1.    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.    Good  Credit  Quality.  Issues  assigned  this  rating  have  a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+.     Obligations  supported  by  the  highest  capacity  for  timely repayment.

         A1.     Obligations  supported  by a very  strong  capacity  for timely repayment.

         A2.     Obligations   supported   by  a  strong   capacity  for  timely
         repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                            GOVERNMENT MORTGAGE FUND

                                  MARCH 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios Government Mortgage Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........2 INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.. 8 KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES........10
PERFORMANCE..............................10 INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND           Society Asset Management, Inc.
    REDEMPTION INFORMATION.............. 14
DIVIDENDS AND DISTRIBUTIONS..............16 ADMINISTRATOR
TAXES....................................16 Concord Holding Corporation
TRUSTEES AND OFFICERS....................17
ADVISORY AND OTHER CONTRACTS.............21 DISTRIBUTOR
ADDITIONAL INFORMATION...................29 Victory Broker-Dealer Services, Inc.
APPENDIX.................................32
                                            TRANSFER AGENT
INDEPENDENT AUDITORS REPORT                 Primary Funds Service Corporation
FINANCIAL STATEMENTS
                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Government Mortgage Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money the market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The short-term funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's total assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 331/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will limit its investments in warrants to no more than 5% of its net assets, and of this 5%, no more than 2% will be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund, or (2) a policy is expressly deemed to be changeable only by such majority vote.


                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELDS. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                     Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                              ---
                                              cd



The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.

         b =      expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).

         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 5.76% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

       Dividend Yield = Dividends + Number of days (accrual period) x 365
                        ---------
                    Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 6.44% and 6.76%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                   (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                   (ERV/P)-1 = Total Return
                      P


In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from May 18, 1990 (commencement of operations) to October 31, 1995 at maximum offering price were 7.88% and 51.30%, respectively. For the one year period ended October 31, 1995 annual total return was 8.11%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from May 18, 1990 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 8.85% and 58.87%, respectively. For the one and five year periods ended October 31, 1995, average annual total return was 13.55% and 8.56%, respectively.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/ Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions, composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the IRS Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios were previously managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. Effective on February 29, 1996, the Victory Portfolios were converted to a Delaware business trust). There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                     Estimated Annual            Total          Total Compensation
                                 Pension or Retirement Benefits          Benefits            Compensation          from Victory
                                 Accrued as Portfolio Expenses        Upon Retirement          from Fund        "Fund Complex" (1)

Leigh A. Wilson, Trustee......                -0-                           -0-                 $1,021.27             $46,716.97
Robert G. Brown, Trustee                      -0-                           -0-                  1,126.45              39,815.98
John D. Buckingham, Trustee(2).               -0-                           -0-                    589.95              18,841.89
Edward P. Campbell, Trustee...                -0-                           -0-                  1,174.17              39,799.68
Harry Gazelle, Trustee........                -0-                           -0-                    919.93              35,916.98
John W. Kemper, Trustee(2)....                -0-                           -0-                    589.95              22,567.31
Stanley I. Landgraf, Trustee..                -0-                           -0-                    949.17              34,615.98
Thomas F. Morrissey, Trustee..                -0-                           -0-                  1,174.17              40,366.98
H. Patrick Swygert, Trustee...                -0-                           -0-                    949.17              37,116.98
John R. Young, Trustee(2).....                -0-                           -0-                    621.95              21,963.81


(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term Income Fund (1)
                  Victory Government  Mortgage Fund (1)
                  Victory Financial  Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS
                  Victory  Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory  Growth Fund (1)
                  Victory  Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the SubAdviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From September 26, 1994 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund paid investment advisory fees of $505,509, $800,556 and $702,724 respectively, after fee reductions of $5,458, $30,223 and $15,995, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) does not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to: (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the same securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result tht would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid $721,000 and $107,000 in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995 the Fund's portfolio turnover rates were 50.18%, 131.63% and 59.14% respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $151,653, $235,613, and $215,665, respectively, after fee reductions of $1,711, $13,621 and $0, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021 in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $664 in underwriting commissions, and retained $0.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $60,564, $106,719 and $83,080, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus for the Fund, have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which have been audited by Coopers and Lybrand, L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.LP.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December 21, 1995.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial
Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 97.67% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund, which are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.



















































THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.




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



                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.     Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA.      Debt rated AA has a very  strong  capacity  to pay  interest  and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.




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



BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.     Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1.     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2.     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+.    Exceptionally  Strong  Credit  Quality.  Issues  assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1.     Very  Strong  Credit  Quality.  Issues  assigned  this  rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.     Good  Credit  Quality.  Issues  assigned  this  rating  have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+.      Obligations  supported  by the  highest  capacity  for  timely repayment.

         A1.      Obligations  supported  by a very strong  capacity  for timely repayment.

         A2.      Obligations   supported  by  a  strong   capacity  for  timely
         repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                                 THE GROWTH FUND

                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - The Growth Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

                                                   TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........2  INVESTMENT ADVISER
INVESTMENT LIMITATIONS & RESTRICTIONS... 9  KeyCorp   Mutual  Fund  Advisers,
VALUATION OF PORTFOLIO SECURITIES.......12  Inc.
PERFORMANCE.............................12
ADDITIONAL PURCHASE, EXCHANGE AND           INVESTMENT SUB-ADVISER
  REDEMPTION INFORMATION................16  Society Asset Management, Inc.
DIVIDENDS & DISTRIBUTIONS...............17
TAXES...................................18  ADMINISTRATOR
TRUSTEES & OFFICERS.....................19  Concord Holding Company
ADVISORY & OTHER CONTRACTS..............24
ADDITIONAL INFORMATION..................33  DISTRIBUTOR
APPENDIX................................37  Victory  Broker-Dealer  Services,
                                            Inc.
INDEPENDENT AUDITOR'S REPORT
FINANCIAL STATEMENTS                        TRANSFER AGENT
                                            Primary Funds Service Corporation

                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Growth Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Victory Portfolios' Board of Trustees (the "Board of Trustees" or the "Trustees") to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

OPTIONS. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. (The Fund retains the risk of loss should the value of the underlying security decline.) The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict its futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser believe that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

PUTS. The Fund may acquire and sell put options on the securities held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (1) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's total return.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when-issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information - Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed delivery and when issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10 year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30 day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                   Standardized Yield = 2 [(a-b + 1)^6 - 1)]
                                            ---
                                            cd

The symbols above represent the following factors:

         a =     dividends and interest earned during the 30-day period.

         b =     expenses   accrued   for  the  period   (net  of  any  expense
                 reimbursements).

         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30 day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30 day period occurs at a constant rate for a six month period and is annualized at the end of the six month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30 day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was .66%%.

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period.

Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

 Dividend Yield  =  Dividends            + Number of days (accrual period) x 365
                    -------------------
                    Max. Offering Price
                    (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were .86% and
 .91%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                   (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                   (ERV/P)-1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 9.28% and 18.50%, respectively. For the one year period ended October 31, 1995 average annual total return was 14.81%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 12.10% and 24.42%, respectively. For the one year period ended October 31, 1995, average annual total return at net asset value was 20.54%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The

Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax exempt and other) monthly, based upon each fund's three, five and ten year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. The Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the

Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code for so long as such qualification is in the best interests of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustee"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.





------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds. Ohio 44107

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------


Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Fund and from the Victory Fund Complex(1) for the 12 month period ended on October 31, 1995. For certain Trustees, these amounts include amounts paid by the Equity Portfolio of The Victory Funds, which merged into the Fund as of June 5, 1995:

                                               Pension or
                                           Retirement Benefits    Estimated Annual        Total              Total Compensation
                                               Accrued as             Benefits        Compensation          from Victory "Fund"
                                           Portfolio Expenses      Upon Retirement      from Fund              Complex" (1)
                                           ------------------      ---------------      ---------              ------------

Leigh A. Wilson, Trustee                           -0-                   -0-               $1,213.17             $46,716.97

Robert G. Brown, Trustee                           -0-                   -0-                1,168.23             39,815.98

John D. Buckingham, Trustee                        -0-                   -0-                  226.15             18,841.89

Edward P. Campbell, Trustee                        -0-                   -0-                  740.45             39,799.68

Harry Gazelle, Trustee                             -0-                   -0-                  987.41             35,916.98

John W. Kemper, Trustee(2)                         -0-                   -0-                  843.06             22,567.31

Stanley I. Landgraf, Trustee                       -0-                   -0-                  842.51             34,615.98

Thomas F. Morrissey, Trustee                       -0-                   -0-                1,151.74             40,366.98

H. Patrick Swygert, Trustee                        -0-                   -0-                1,151.74             37,116.98

John R. Young, Trustee(2)                          -0-                   -0-                  750.08             21,963.81



(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned.


The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and   Trustee   to   The
                                                        Victory  Funds  and  the
                                                        Key Mutual Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1995, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following Schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)


-----------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such Fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such Fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The investment sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:

                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the SubAdviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering investment sub-advisory services by the Sub-Adviser, and will be in writing.

THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios of or on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From December 3, 1993 (commencement of operations) until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal period ended October 31, 1994 and fiscal year ended October 31, 1995, Society earned investment advisory fees of $361,755 and $526,613, respectively, after fee reductions of $218,180 and $216,181, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the SubAdviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement (and the Investment Sub-Advisory Agreement), Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or Sub-Adviser. Such other fund, investment companies or accounts may also invest in the same securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal period ended October 31, 1994, and the fiscal year ended October 31, 1995 the Fund paid $59,306 and $147,798, respectively, in brokerage commissions.

PORTFOLIO TURNOVER.

The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund's portfolio turnover rates were 28.09% and 107.13%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and SubInvestment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal period October 31, 1994 and the fiscal year ended October 31, 1995, the Fund earned aggregate administration fees of $77,085 and $63,251, respectively, after fee reductions of $9,905 and $48,168, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as Distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994, Winsbury earned $212,012 in underwriting commissions, and retained $0 and $15, respectively. For the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting promptly net purchase and redemption orders to the Fund distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as the Fund may reasonably request to the extent permitted under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement with the Victory Portfolios, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the fund accountant earned accounting fees of $36,706 and $49,945, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A., as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, the Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial
Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that Society National Bank of Cleveland was shareholder of record of 97.16% of the outstanding shares of the Fund, but did not hold shares beneficially.

The following table indicates each person known by the Fund to own beneficially 5% or more of the shares of the Fund as of February 2, 1996:

                                                          PERCENT OF TOTAL
                                                             OUTSTANDING
NAME AND ADDRESS                 SHARES                     SHARES OF FUND

KeyCorp Cash Balance             2,683,314.92                  29.53%
Mutual/Equity Fund
127 Public Square
Cleveland, OH 44114

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will not be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Victory Portfolios converted to a Delaware business trust on February 29, 1996. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S.  Government Agency and Instrumentality  Obligations.

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S.

Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                         INSTITUTIONAL MONEY MARKET FUND
                                 INVESTOR SHARES
                                  SELECT SHARES

                                  MARCH 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Institutional Money Market Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........2   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS..8   KeyCorp Mutual Fund Advisers,
DETERMINING NET ASSET VALUE ............11   Inc.
VALUATION OF PORTFOLIO SECURITIES.......12
PERFORMANCE COMPARISONS.................12   INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND            Society Asset Management, Inc.
  REDEMPTION INFORMATION................14
DIVIDENDS AND DISTRIBUTIONS.............15
TAXES...................................15   ADMINISTRATOR
TRUSTEES AND OFFICERS...................16   Concord Holding Corporation
ADVISORY AND OTHER CONTRACTS............21
ADDITIONAL INFORMATION..................29   DISTRIBUTOR
APPENDIX................................33   Victory Broker-Dealer Services,
                                             Inc.
INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                         TRANSFER AGENT
                                             Primary Funds Service
                                             Corporation

                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Institutional Money Market Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The Fund's investment objective is to seek to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund pursues this objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

Under the guidelines adopted by the Board and in accordance with the Rule, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material
Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic [and foreign] banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.


COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the SubAdviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the

Fund may decline below the price at which the Fund is obligated to repurchase the securities.

O PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide). (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

2. Borrow money except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Make loans to other persons, except (i) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 331/3% of the total assets of the Fund.

4. Act as an underwriter (except as it may be deemed such in a sale of restricted securities).

5. Buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

6. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

Fundamental limitation 2 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

         The following restrictions are not fundamental and may be changed without shareholder approval:

THE FUND MAY NOT:

1. Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

2. Pledge assets, except that the Fund may pledge not more than one third of its total assets (taken at current value) to secure borrowings made in accordance with limitation (2) above.

3. Invest more than 10% of the value of the Fund's net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

4. Purchase or retain the securities of any issuer, any of whose officers, directors, or security holders is a trustee, director, or officer of the Fund or of its investment adviser, if or so long as the Board of Trustees, directors, and officers of the Fund and of its Investment Adviser together own beneficially more than 5% of any class of securities of such issuer.

5. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

6. Write or purchase any put or call option.

7. Make short sales of securities.

8. Invest in companies for the purpose of exercising control or management.

9. Invest in the securities of other investment companies except that the Fund may invest in shares of other money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appro-priate for the Fund, provided investment by the Fund is limited to: (a) ten percent (10%) of the Fund's assets; (b) five percent (5%) of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent (3%) of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

10. Participate on a joint, or a joint and several, basis in any trading account in securities. The "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities.

Also, the Fund does not currently intend to:

(1) Purchase commercial paper which is not rated in the single highest category by one NRSRO, or if unrated, which is not deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees.

(2) Purchase securities for investment during periods when the sum of temporary bank borrowings and reverse repurchase agreements (described in fundamental limitation (2)) entered into to facilitate redemptions exceeds 5% of its total assets.

(3) Lend more than 5% of its portfolio securities.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD.

The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in the Rule. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


                        VALUATION OF PORTFOLIO SECURITIES

As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                             PERFORMANCE COMPARISONS

Performance for a class of shares depends upon such variables as:

         o        portfolio quality;
         o        average portfolio maturity;
         o        type of  instruments  in which the  portfolio is  invested;
         o        changes  in  interest  rates on money  market  instruments;
         o        changes in Fund (class) expenses; and
         o        the relative amount of Fund (class) cash flow.

From time to time the Fund may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD

The Fund calculates the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield for a class will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the yield for the Investor Shares Class was 5.53%. For the seven-day period ended October 31, 1995, the yield for the Select Shares Class was 5.28%.

EFFECTIVE YIELD

The Fund's effective yield for a class is computed by compounding the unannualized base period return by:

         o        adding 1 to the  base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the effective yield for the Investor Shares Class was 5.68%. For the seven-day period ended October 31, 1995, the effective yield for the Select Shares Class was 5.42%.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a classes' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the net asset value per share of a class over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance for a class is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the class with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The average annual total returns for the Investor Shares Class for the one, five and ten year periods ended October 31, 1995 and the period since inception were 5.79%, 4.48%, 6.09% and 6.75%, respectively. The Select Shares Class commenced operations on June 5, 1995 and has an operating history of less than one year.

In addition to average annual total returns, the Fund, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns for the Investor Shares Class for the five and ten year periods ended October 31, 1995 and the period since inception were 24.51%, 80.55% and 131.03%, respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the net asset value per share for each class at Valuation Time. The net asset value per share for each class may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES

Shares of each class are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of a class is explained in the Prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the SubAdviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES

The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request. Redemption procedures are explained in the Prospectus under "How to Invest, Exchange and Redeem."



                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends separately for each class of shares from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From    1989   to    present,
Glenleigh International Ltd.   President          Chairman and Chief  Executive
53 Sylvan Road North                              Officer,            Glenleigh
Westport, CT  06880                               International  Limited;  from
                                                  1984 to 1989, Chief Executive
                                                  Officer,     Paribas    North
                                                  America      and      Paribas
                                                  Corporation;   President  and
                                                  Trustee,  The  Victory  Funds
                                                  and   the   Spears,   Benzak,
                                                  Salomon  and  Farrell   Funds
                                                  (the "SBSF  Funds"),  dba Key
                                                  Mutual    Funds   (the   "Key
                                                  Funds"), formerly SBSF Funds.



Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland  Advanced
Riviera Beach, FL  33404                          Manufacturing  Program
                                                  (non-profit  corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson  Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

--------
* Mr. Wilson is deemed to be "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------
Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds. Ohio 44107

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer  Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology, Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,  Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,  Queensland,
Management                                        Australia;  Professor,
Case Western Reserve University                   Weatherhead School   of
10900 Euclid Avenue                               Management, Case Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead  School of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's  Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice President,  Temple
                                                  University;  Trustee,  the
                                                  Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                    Estimated Annual            Total           Total Compensation
                                  Pension or Retirement Benefits        Benefits             Compensation          from Victory
                                   Accrued as Portfolio Expenses     Upon Retirement          from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                       -0-                   $4,397.12             $46,716.97
Robert G. Brown, Trustee.......                 -0-                       -0-                    3,820.17              39,815.98
John D. Buckingham, Trustee(2).                 -0-                       -0-                    1,333.87              18,841.89
Edward P. Campbell, Trustee....                 -0-                       -0-                    2,204.64              39,799.68
Harry Gazelle, Trustee.........                 -0-                       -0-                    3,425.47              35,916.98
John W. Kemper, Trustee(2).....                 -0-                       -0-                    2,554.32              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                       -0-                    2,927.66              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                       -0-                    4,004.82              40,366.98
H. Patrick Swygert, Trustee....                 -0-                       -0-                    4,004.82              37,116.98
John R. Young, Trustee(2)......                 -0-                       -0-                    2,223.97              21,963.81



(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)   Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman and Chief
53 Sylvan Road North                                    Executive Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989, Chief  Executive
                                                        Officer,  Paribas  North
                                                        America and Paribas
                                                        Corporation; President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.


William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer  of other
New York, New York  10019                               investment companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and Chief  Executive
                                                        Officer  of  Vista
                                                        Broker-Dealer  Services,
                                                        Inc., Emerald Asset
                                                        Management, Inc. and BNY
                                                        Hamilton  Distributors,
                                                        Inc.,  registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive  Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present, employee   of
3435 Stelzer Road                                       BISYS  Fund   Services,
Columbus, OH  43219-3035                                Inc.; from 1985 to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General Counsel,
                                                        Alliance Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,  employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from January  1987  to
                                                        April  1994;  Senior
                                                        Manager, KPMG  Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From May 1993 to
BISYS Fund Services                                     present, employee   of
 (Ireland) Limited                                      BISYS Fund Services;
Floor 2, Block 2                                        from 1989 to May 1993,
Harcourt Center, Dublin 2, Ireland                      Manager, Price
                                                        Waterhouse.
                                     - 20 -

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, TaftHartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS

                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For the Victory Balanced Fund,                 For the Victory  International
Diversified Stock Fund, Growth                 Growth  Fund,   Ohio  Regional
Fund,  Stock  Index  Fund  and                 Stock Fund and  Special  Value
Value Fund:                                    Fund:

                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:
                                     - 22 -

                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the SubAdviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering subinvestment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended April 30, 1993, 1994 and 1995, and the fiscal period ended October 31, 1995, the Adviser earned investment advisory fees of $388,942, $954,467, $1,131,754 and $314,773, respectively, of which $18,022, $127,900, $1,087,613 and $337,327, respectively, was waived.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that
(i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the SubAdviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the SubAdviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended April 30, 1993, 1994 and 1995, and the fiscal period ended October 31, 1995, the administrator earned administration fees of $262,884, $568,509, $646,353 and $134,232 respectively, after fee reductions of $72,006, $72,569, $0 and $257,028, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distribution earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

DISTRIBUTION AND SERVICE PLAN FOR THE SELECT SHARES CLASS.

The Victory Portfolios on behalf of the Fund has adopted a Distribution and Service Plan (the "Plan") for the Select Shares Class pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key
Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

DISTRIBUTION PLAN FOR THE INVESTOR SHARES CLASS.

The Victory Portfolios on behalf of the Fund has adopted a Distribution Plan (the "Plan") for the Investor Shares Class pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the Fund under the Rule. The Board of Trustees has adopted the Plan to allow Key Advisers, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. Under the Plan, if a payment to Key Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives Key Advisers, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. The Plan was approved by shareholders of the Fund on April 28, 1995.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended April 30, 1993, 1994, and 1995, and the fiscal period ended October 31, 1995, the Fund accountant earned fund accounting fees of $15,452, $31,744, $75,245 and $50,238, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 have been audited by KPMG Peat Marwick, L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

The Fund offers two classes of shares -- the Investor Shares and the Select Shares. The Select Shares class had adopted a Distribution and Service Plan. The Investor Shares class has adopted a Distribution Plan.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that Society National Bank of Cleveland and Company was shareholder of record of 99.56% of the outstanding shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of February 2, 1996:

                                                                       PERCENT
                                                                      OF TOTAL
                                                                     OUTSTANDING
                                                                       SHARES
CLASS                       NAME & ADDRESS            SHARES          OF FUND

Select Class     BISYS Fund Services Ohio Inc.       66,416,597.43     95.34%
                 Attn: Iris Young
                 3435 Steltzer Rd.
                 Columbus, Ohio 43219-3035

Investor Class   Providence Hospital                 35,326,686.80      5.25%
                 CSA Health Network
                 2351 E. 22nd Street
                 Cleveland, Ohio 44115

Investor Class   KeyCorp 401(k) Plan                 78,869,727.20     11.72%
                 127 Public Square
                 Cleveland, Ohio 44114

Investor Class   Centerion Energy Retirement Plan    79,992,390.28     11.89%
                 Centerion Energy
                 6200 Oak Tree Blvd.
                 Independence, Ohio 44131


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

REORGANIZATION WITH PREDECESSOR FUND.

The Predecessor Fund was a portfolio of The Victory Funds. On April 28, 1995, the shareholders of the Predecessor Fund aproved an Agreement and Plan of Reorganization (the "Reorganization Plan"). Under the Reorganazation Play, the Predecessor Fund transferred all its assets and liabilities to the Fund in exchange for shares of the Fund, which were distributed pro rata to shareholders of the Predecssor Fund, who then becamse shareholders of the Fund (the "Reorganization"). The Predecessor Fund has ceased operations. The Fund has no assets and did not begin operations until the Reorganization occurred.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

















THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA A-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time ecause of economic conditions.


         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the

Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                          THE INTERMEDIATE INCOME FUND




                                 March 1, 1996




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Intermediate Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........2  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.12  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES.......14
PERFORMANCE.............................15  INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND           Society Asset Management, Inc.
    REDEMPTION INFORMATION............. 18
DIVIDENDS AND DISTRIBUTIONS.............20  ADMINISTRATOR
TAXES...................................21  Concord Holding Corporation
TRUSTEES AND OFFICERS...................22
ADVISORY AND OTHER CONTRACTS............26  DISTRIBUTOR
ADDITIONAL INFORMATION..................34  Victory Broker-Dealer Services, Inc.
APPENDIX................................38
                                            TRANSFER AGENT
INDEPENDENT AUDITOR'S REPORT                Primary Funds Service Corporation
FINANCIAL STATEMENTS
                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which series are currently active. This Statement of Additional Information relates to the Victory Intermediate Income Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. An investment in shares of the Fund should not be made without first reading the Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

FOREIGN INVESTMENTS. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Victory Portfolios' Board of Trustees, (the "Board of Trustees" or the "Trustees"), Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board of Trustees monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4)
the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may invest in loans and other direct debt instruments, which are interests in amounts owned by a corporate , governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

RESTRICTED SECURITIES. The Fund can generally sell restricted securities in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b)
purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

TEMPORARY INVESTMENT. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Funds's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e. backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.


MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

MUNICIPAL SECURITIES. As stated in the prospectus of the Fund, the assets of the Fund may invest in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities").

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.

The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.


                    INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information --Miscellaneous" of this Statement of Additional Information).


THE FUND MAY NOT:

1. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

2. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

3. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the company's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;

4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries;

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

8. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

9. Participate on a joint or joint and several basis in any securities trading account.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A ("Restricted Securities"), or securities offered pursuant to
Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolio from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.


STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                       VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                  PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                     Standardized Yield = 2 [(a-b + 1)6 - 1]
                                              ---
                                              cd

     The symbols above represent the following factors:

     a =   dividends and interest earned during the 30-day period.
     b =   expenses accrued for the period (net of any expense reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 5.12% .

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:



Dividend Yield =       Dividends       +  Number of days (accrual period) x 365
                 ----------------------
            Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.92% and 6.21%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/P)-1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1995 at maximum offering price were 1.93% and 3.69%, respectively. For the one year ended October 31, 1995 the average annual total return at maximum offering price was 6.36%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1995, at net asset value, was 4.60% and 8.88%, respectively. For the one year ended October 31, 1995, the average annual total return at net asset value was 11.65%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2 ) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not application to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the
Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Securities and Exchange Commission (the "Commission") or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


                        ADDITIONAL PURCHASE INFORMATION

PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Service Code of 1986, as amended (the "IRS Code").

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a

$2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the IRS Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                     TAXES


It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide (or has provided an incorrect) a tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



x                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------
Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.



------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

H. Patrick Swygert, 52     Trustee                President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995:

                                                                        Estimated Annual       Total           Total Compensation
                                  Pension or Retirement Benefits            Benefits        Compensation          from Victory
                                   Accrued as Portfolio Expenses         Upon Retirement     from Fund         "Fund Complex" (1)

Leigh A. Wilson, Trustee.......                 -0-                           -0-              $920.59             $46,716.97
Robert G. Brown, Trustee.......                 -0-                           -0-               980.48              39,815.98
John D. Buckingham, Trustee(2).                 -0-                           -0-               458.81              18,841.89
Edward P. Campbell, Trustee....                 -0-                           -0-               841.67              39,799.68
Harry Gazelle, Trustee.........                 -0-                           -0-               809.59              35,916.98
John W. Kemper, Trustee(2).....                 -0-                           -0-               458.81              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                           -0-               841.67              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                           -0-               841.67              40,366.98
H. Patrick Swygert, Trustee....                 -0-                           -0-               841.67              37,116.98
John R. Young, Trustee(2)......                 -0-                           -0-               488.98              21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

x
                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------
J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS Victory Ohio Municipal Money
                  Market Fund (1) Victory Limited Term Income Fund (1) Victory Government Mortgage Fund (1) Victory Financial Reserves Fund
                  (1) Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS  Victory Ohio Municipal Bond
                  Fund (1) Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory  Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS Victory  Balanced Fund (1) Victory
                  Value Fund (1) Victory Growth Fund (1) Victory Special Value Fund (1) Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY ASSETS
                  Victory International Growth Fund (1)
---------------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%

For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------


(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From December 10, 1993 (commencement of Operations) until December 31, 1995, Society Inc served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of $469,249 and $692,143, respectively, after fee reductions of $247,239 and $325,544, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $3,047 and $1,500, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the period from December 10, 1993 through October 31, 1994, the Fund's portfolio turnover rates were 98.07% and 55.06%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $134,787 and $203,344, respectively, after fee reductions of $8,510 and $194, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the Fund's fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets,

 .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $62,855 and $71,451, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus for the Fund, have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995 have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

 The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 99.88% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have
determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or such fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.
























THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA.  Obligations  for  which  there  is  the  lowest   expectation  of
         investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
         Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982


                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                          INVESTMENT QUALITY BOND FUND

                                  March 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios Investment Quality Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..........1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.. 11  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES.........13
PERFORMANCE...............................13  INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND             Society Asset Management, Inc.
    REDEMPTION INFORMATION............... 17
DIVIDENDS AND DISTRIBUTIONS...............19  ADMINISTRATOR
TAXES.....................................19  Concord Holding Corporation
TRUSTEES AND OFFICERS.....................20
ADVISORY AND OTHER CONTRACTS..............25  DISTRIBUTOR
ADDITIONAL INFORMATION....................32  Victory  Broker-Dealer   Services,
APPENDIX..................................35  Inc.

INDEPENDENT AUDITOR'S REPORT                  TRANSFER AGENT
FINANCIAL STATEMENTS                          Primary Funds Service Corporation

                                              CUSTODIAN
                                              Key Trust Company of Ohio, N.A.





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                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Investment Quality Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

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The Fund may invest in foreign  securities that impose  restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

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COMBINED POSITIONS.  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options ("OTC") (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to purchase "when-issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

MORTGAGE-RELATED SECURITIES -- IN GENERAL. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

MUNICIPAL SECURITIES. As stated in the prospectus of the Fund, the assets of the Fund may be invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities").

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.

The Fund also may invest, consistent with its investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information --Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940 as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other market funds of the Victory Portfolios.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                      Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                               ---
                                               cd

        The symbols above represent the following factors:

        a =       dividends and interest earned during the 30-day period.

        b =       expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).

        c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

        d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 5.30% .

DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield  =           Dividends                                   +    Number of days (accrual period)  x 365
                  -----------------------------------------------
                Max. Offering Price of the Class (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 6.12% and 6.43%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

        (ERV/P)^1/ N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

        (ERV/P)-1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at maximum offering price were 2.55% and 4.89%, respectively. For the one year period ended October 31, 1995, the average annual total return was 9.23%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995 at net asset value, was 5.23% and 10.14%, respectively. For the one year period ended October 31, 1995, the average annual total return was14.63%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon

Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules.

In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its securities.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key
                                                  Mutual Funds (the "Key Funds")
                                                  formerly the SBSF Funds.




------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.


The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                    Pension or Retirement        Estimated Annual           Total          Total Compensation
                                     Benefits Accrued as             Benefits            Compensation         from Victory
                                      Portfolio Expenses          Upon Retirement         from Fund        "Fund Complex" (1)
                                      ------------------         ----------------        -----------       ------------------
Leigh A. Wilson, Trustee.......              -0-                        -0-                 $1,033.38            $46,716.97
Robert G. Brown, Trustee.......              -0-                        -0-                  1,052.54             39,815.98
John D. Buckingham, Trustee(2).              -0-                        -0-                    504.76             18,841.89
Edward P. Campbell, Trustee....              -0-                        -0-                    776.01             39,799.68
Harry Gazelle, Trustee.........              -0-                        -0-                    876.72             35,916.98
John W. Kemper, Trustee(2).....              -0-                        -0-                    644.08             22,567.31
Stanley I. Landgraf, Trustee...              -0-                        -0-                    827.74             34,615.98
Thomas F. Morrissey, Trustee...              -0-                        -0-                    966.09             40,366.98
H. Patrick Swygert, Trustee....              -0-                        -0-                    966.09             37,116.98
John R. Young, Trustee(2)......              -0-                        -0-                    619.72             21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)     Resigned



OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:





                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)
--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%

For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.

THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS. Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From commencement of operations in 1993 until January 1, 1995, Society served as investment adviser to the Fund. For the period December 10, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, the Fund paid investment advisory fees of $436,637 and $546,647, respectively after fee reductions of $240,057 and $238,865, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund paid $1,800 and $4,033, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the period from December 10, 1993 through October 31, 1994, the Fund's portfolio turnover rates were 160.01% and 89.92%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal period December 10, 1993 to October 31, 1994 and the year ended October 31, 1995, the Administrator earned aggregate administration fees of $126,903, and $157,427, respectively, after fee reductions of $8,436 and $0, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the Fund's fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of $62,067 and $70,983, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a Certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 98.36% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a Shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware trust instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.


U.S.  Government Agency and Instrumentality  Obligations.

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982


                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                            LIMITED TERM INCOME FUND

                                  March 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Limited Term Income Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS
STATEMENT OF ADDITIONAL INFORMATION...............   2      INVESTMENT ADVISER
INVESTMENT OBJECTIVE AND POLICIES..................  2      KeyCorp Mutual Fund Advisers, Inc.
INVESTMENT LIMITATIONS AND RESTRICTIONS............  9
VALUATION OF PORTFOLIO SECURITIES.................  11      INVESTMENT SUB-ADVISER
PERFORMANCE.......................................  11      Society Asset Management, Inc
ADDITIONAL PURCHASE, EXCHANGE AND
    REDEMPTION INFORMATION........................  15      ADMINISTRATOR
DIVIDENDS AND DISTRIBUTIONS.......................  17      Concord Holding Corporation
TAXES.............................................  17
TRUSTEES AND OFFICERS.............................  19      DISTRIBUTOR
ADVISORY AND OTHER CONTRACTS......................  23      Victory Broker-Dealer Services, Inc.
ADDITIONAL INFORMATION............................  31
APPENDIX..........................................  34      TRANSFER AGENT
                                                            Primary Funds Service Corporation
INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                                        CUSTODIAN
                                                            Key Trust Company of Ohio, N.A.


                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Limited Term Income Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights. The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

MUNICIPAL SECURITIES. As stated in the prospectus of the Fund, the assets of the Fund may be invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities").

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

The Limited Term Income Fund may also invest in equipment lease and trust certificates, which represent interests in a trust formed to acquire and lease capital equipment; such certificates provide a return based upon the income stream generated by the leases owned by the trust.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options or purchase call options.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.

7. Buy state, municipal, or private activity bonds.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                                      Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                                              -----
                                                               cd

         The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.

         b = expenses accrued for the period (net of any expense reimbursements).

         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 4.99%.

DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =      Dividends   + Number of days (accrual period) x 365
                    -------------
                    Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 5.52% and 5.63%, respectively. The distribution returns at maximum offering price and net asset value as of October 31, 1995 were 5.52% and 5.63%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)^l/ N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/P) - 1 = Total Return

In calculating total returns, the current maximum sales charge of 2.00% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period October 20, 1989
(commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 6.42% and 45.62%, respectively. For the one and five year periods ended October 31, 1995 average annual total returns were 6.62% and 6.12%, respectively. For the five year period ended October 31, 1995, the cumulative total return at maximum offering price was 34.61%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period October 20, 1989 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 6.77% and 48.53%, respectively. For the one and five year periods ended October 31, 1995, average annual total return at net asset value was 8.77% and 6.54%, respectively. For the five year period ended October 31, 1995, the cumulative total return at net asset value was 37.30%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other taxable bond funds.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800- 539-3863.

Investors may also judge, and the Fund may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar; CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

             ADDITIONAL PURCHASE EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obliged to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Shares of the Victory Portfolios (see "Description of Victory Portfolios" below) may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh  International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief  Executive   Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds,  Inc."),  dba Key
                                                  Mutual Funds  (the   "Key
                                                  Funds"),   formerly  the  SBSF
                                                  Funds.


Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990, President,
Singer Island                                     Cleveland   Advanced
Riviera Beach, FL  33404                          Manufacturing Program
                                                  (non-profit  corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson    Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's  Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------
Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds. Ohio 44107

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                      Pension or Retirement           Estimated Annual         Total            Total Compensation
                                       Benefits Accrued as                Benefits         Compensation            from Victory
                                        Portfolio Expenses             Upon Retirement       from Fund          "Fund Complex" (1)
                                        ------------------            ----------------      -----------         ------------------
Leigh A. Wilson, Trustee.......                -0-                          -0-                $1,143.77              $46,716.97
Robert G. Brown, Trustee                       -0-                          -0-                 1,155.92               39,815.98
John D. Buckingham,                            -0-                          -0-                   495.35               18,841.89
Trustee(2).
Edward P. Campbell,                            -0-                          -0-                   922.20               39,799.68
Trustee........................
Harry Gazelle, Trustee.........                -0-                          -0-                   969.26               35,916.98
John W. Kemper,                                -0-                          -0-                   581.73               22,567.31
Trustee(2).....................
Stanley I. Landgraf,                           -0-                          -0-                   960.31               34,615.98
Trustee........................
Thomas F. Morrissey,                           -0-                          -0-                 1,045.87               40,366.98
Trustee........................
H. Patrick Swygert,                            -0-                          -0-                 1,045.87               37,116.98
Trustee........................
John R. Young, Trustee(2)......                -0-                          -0-                   590.17               21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer  of other
New York, New York  10019                               investment  companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief Executive
                                                        Officer of  Vista
                                                        Broker-Dealer  Services,
                                                        Inc., Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc., registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive    Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present, employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,  Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March  1995,   Vice
                                                        President  and Associate
                                                        General Counsel,
                                                        Alliance  Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,  KPMG  Peat
                                                        Marwick.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Adrian J. Waters, 33           Assistant Treasurer      From  May 1993   to
BISYS Fund Services                                     present,  employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,   Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Victory Portfolios for acting as Administrator.

         As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

---------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the SubAdviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS. Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, October 31, 1994 and 1995 the Fund paid investment advisory fees of $336,168, $421,108, and $710,323, respectively, after fee reductions of $4,560, $6,157 and $20,789, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the same securities as a particular fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the SubAdviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid $938 and $0 in brokerage commissions, respectively.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rates were 97.25% and 41.26%, respectively.

ADMINISTRATOR

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the

Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $100,850, $116,696, and $220,396, respectively, after fee reductions of $1,536, $11,483, and $0, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,02 in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $40,297, $28,184 and $89,012, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 98.89% of the outstanding shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of February 2, 1996:


                                  Number of Shares       % of Shares of
Name & Address                      Outstanding       Class A Outstanding

Aultman Health Services
2600 Sixth Street SW
Canton, OH 44710                    1,723,991.07             10.18%

Keycorp 401(k) Plan Board Fund
Human Resources
127 Public Square
Cleveland, OH  44114
                                    7,763,641.73             45.83%



Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.



THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+ AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated [-]+.

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -    Leading market positions in well-established industries.

         -    High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                          NATIONAL MUNICIPAL BOND FUND
                                 CLASS A SHARES
                                 CLASS B SHARES

                                  MARCH 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - National Municipal Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES......1   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND                 KeyCorp Mutual Fund Advisers, Inc.
  RESTRICTIONS........................10
VALUATION OF PORTFOLIO SECURITIES.....12   INVESTMENT SUB-ADVISER
PERFORMANCE...........................12   Society Asset Management, Inc.
ADDITIONAL PURCHASE, EXCHANGE AND
REDEMPTION INFORMATION................16   ADMINISTRATOR
DIVIDENDS AND DISTRIBUTIONS...........19   Concord Holding Corporation
TAXES.................................20
TRUSTEES AND OFFICERS.................21   DISTRIBUTOR
ADVISORY AND OTHER CONTRACTS..........26   Victory Broker-Dealer Services, Inc
ADDITIONAL INFORMATION................34
APPENDIX..............................38   TRANSFER AGENT
                                           Primary Funds Service Corporation
INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                       CUSTODIAN
                                           Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory National Municipal Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

REFUNDING CONTRACTS. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15- 20% of the purchase price). The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Commission guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

VARIABLE AND FLOATING RATE OBLIGATIONS. The Fund may enter into variable and floating rate obligations, including certain participation interests in municipal instruments, which have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the funds to sell them at par value plus accrued interest on short notice.

In many instances bonds and participation interests have tender options or demand features that permit the Fund to tender the bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly, the Fund intends to purchase these instruments based on opinions of bond counsel. The Fund may also invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 331/3% of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

STANDBY COMMITMENTS. The Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

LOWER-RATED MUNICIPAL SECURITIES. The Fund does not currently intend to invest in lower-rated municipal securities. However, the Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for New York municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

The Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

FEDERALLY TAXABLE OBLIGATIONS. The Fund does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Fund invest in federally taxable obligations, it would purchase securities which in Key Advisers' or the Sub-Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Fund's standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's Corporation ("S&P") in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations the Fund may also consider the comparable ratings of other nationally recognized rating services.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund's holdings would be affected and the Trustees would reevaluate the Fund's investment objective and policies.

The Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, the Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Fund may be required to sell securities at a loss.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Since it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Victory Portfolios' current policy to limit repurchase agreements for the Fund to those parties whose creditworthiness has been reviewed and found satisfactory by Key Advisers or the Sub-Adviser.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells the portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by Key Advisers or the Sub-Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets, and may be viewed as a form of leverage.

RESTRICTED SECURITIES. The Fund may sell restricted securities, which generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Key Advisers or the Sub-Adviser to be of good standing. Furthermore, they will only be made if, in the judgment of Key Advisers or the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

It is the current view of the staff of the Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

2. Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

4. Purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by nongovernmental entities within the same industry shall be subject to this industry limitation;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities (but this shall not prevent the Fund from purchasing and selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities) or;

7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

8. To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and
(b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes.

(For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)

The following investment limitations are not fundamental and may be changed without shareholder approval:

1. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

2. The Fund may not  purchase  securities  on margin,  except  that the Fund may
obtain  such   short-term   credits  as  are  necessary  for  the  clearance  of
transactions.

3. The Fund may not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

4. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days or in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

5. The Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

6. The Fund may not hold more than 5% of its total assets in securities that have been downgraded below investment grade.

7. The Fund may not invest in "private activity bonds" as defined in the Tax Reform Act of 1986.

8. The Fund shall not invest in the securities of other investment companies, except that the Fund may invest in shares of money market funds that are not "affiliated persons" of the Fund and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single money market fund; and (c) not more than three percent of the net assets of any one acquired money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

For purposes of non-fundamental limitation (1) and fundamental limitation (4), Key Corp Mutual Fund Advisers, Inc. ("KeyCorp Advisers" or the "Adviser") or Society Asset Management, Inc. ("Society" or the "Sub-Adviser") identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Key Advisers or the Sub-Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD.

The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

         Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                  ---
                                  cd

The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).
         c =      the average  daily number of shares of that class  outstanding during the 30-day period that were entitled to receive dividends.
         d =      the maximum  offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares and Class B shares for the 30-day period ended October 31, 1995 were 4.54% and 3.77%, respectively.

DIVIDEND YIELD AND DISTRIBUTION RETURNS.

From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =           Dividends of the Class                            +   Number of days (accrual period) x 365
                              -----------------------------------------------------------
                                  Max. Offering Price of the Class (last day of period)


The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges ("CDSC").

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 4.52% and 4.74%, respectively, and the dividend yields on Class B shares at maximum offering price for the same time period was 4.07%.

TOTAL RETURNS.

The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (  ERV/P)^1/N - 1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/ P)-1  = Total Return

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 2.04% and 3.57%, respectively. The average annual total return and cumulative total return on Class B shares since inception at maximum offering price were 6.15% and 6.78%, respectively. For the one year ended October 31, 1995 the annual total return for Class A shares and Class B shares were 8.62% and 9.35%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period September 26, 1994 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 4.93% and 8.75%, respectively. For the year ended October 31, 1995, the average annual total return at net asset value for Class A shares was 14.02%. The total return and cumulative total return since inception, at net asset value, was 9.76% and 10.78%, respectively. For the year ended June 30, 1995, the average total return for Class B shares was 13.35%.

OTHER PERFORMANCE COMPARISONS.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC/Donoghue's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

Alternative Sales Arrangements - Class A and Class B Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Class A shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market fund may be used to purchase Class B shares of the Fund.)

Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. The CDSC applicable to Class B shares is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest, Exchange and Redeem - Class B Shares" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code") if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

REDEMPTION IN KIND. Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by the class, as described in "Alternative Sales Arrangements Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:




                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds,  Inc."),  dba Key
                                                  Mutual    Funds    (the   "Key
                                                  Funds"),   formerly  the  SBSF
                                                  Funds.


Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).




------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.








The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                     Estimated Annual           Total           Total Compensation
                                 Pension or Retirement Benefits          Benefits           Compensation           from Victory
                                 Accrued as Portfolio Expenses        Upon Retirement         from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee......                -0-                          -0-                     $49.44             $46,716.97
Robert G. Brown, Trustee                      -0-                          -0-                      39.89              39,815.98
John D. Buckingham, Trustee(2).               -0-                          -0-                      13.33              18,841.89
Edward P. Campbell, Trustee...                -0-                          -0-                      26.78              39,799.68
Harry Gazelle, Trustee........                -0-                          -0-                      37.48              35,916.98
John W. Kemper, Trustee(2)....                -0-                          -0-                      18.20              22,567.31
Stanley I. Landgraf, Trustee..                -0-                          -0-                      38.83              34,615.98
Thomas F. Morrissey, Trustee..                -0-                          -0-                      40.09              40,366.98
H. Patrick Swygert, Trustee...                -0-                          -0-                      40.09              37,116.98
John R. Young, Trustee(2).....                -0-                          -0-                      18.91              21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), formerly the SBSF Funds Inc. (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:



                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)
--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%
--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the SubAdviser, and will be in writing.

THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From February 3, 1994 (commencement of operations) until June 5, 1995, Key Trust Company served as investment adviser to the Fund. From June 5, 1995 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal periods ended April 30, 1994, April 30, 1995 and October 31, 1995 the investment adviser earned investment advisory fees of $455, $11,825 and $812, respectively, after fee reductions of $0, $0 and $25,316, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal periods ended October 31, 1994 and 1995, the Fund paid $0 and $0, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal periods ended April 30, 1994, April 30, 1995 and October 31, 1995, the Fund's portfolio turnover rates were 13.00%, 52.00% and 72.46%, respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

Until July 1, 1994 Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, was the Administrator and Distributor to the Predecessor Fund under separate Administration and General Distribution Agreements. For the period February 3, 1994 through April 30, 1994, Fidelity Distributors Corporation earned $124 from the Predecessor Fund for services rendered to the Victory Funds pursuant to the Administration Agreement. During the same period, Fidelity Distributors Corporation voluntarily reimbursed $20,589 in fees and expenses to the Predecessor Fund. For the fiscal year ended April 30, 1995, the Fund paid administration fees of $926 of which Fidelity Distributors Corporation received $717 and CHC received $209. During the same period, fees and expenses of $83,748 were reimbursed to the Predecessor Fund.

In the fiscal period ended October 31, 1995, the Fund paid administration fees of $1,046, after a fee reduction of $6,080.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.


CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 of the 1940 Act.

The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class B shares, or to third parties, including banks, that render shareholder support services.

The Distribution Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders. To the extent that the Plan gives Key Advisers, the SubAdviser or the Distributor greater flexibility in connection with the distribution of Class B shares of the Fund, additional sales of the Fund's Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal periods ended April 30, 1994, April 30, 1995 and October 31, 1995, the Fund accountant earned fund accounting fees of $7,193, $33,569 and $24,041, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal year ended August 31, 1994 have been audited by KPMC Peat Marwick, L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein and are experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that Key Trust of Cleveland and The Winsbury Company were shareholders of record of 36.93% and 25.85%, respectively, of the outstanding Class A shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding Class A & Class B shares of the Fund as of February 2, 1996:

                                   Number of Shares               % of Shares
                                     Outstanding                  Outstanding

Society National Bank                     201,614.75                 12.07%
Real Estate Loans
P.O. Box 94990
Cleveland, OH  44101

Warren J. Wayenberg                         4,914.764                 5.53%
M. Janice Wayenberg
503 Justice Drive
Yakima, WA  98901

Julian W. Voigt                             5,323.794                 5.99%
1656 Long Bridge Road
Detroit Lakes, MN  56501-4616

Mae M. Leask                                5,170.332                 5.82%
7342 14th Ave. NW
Seattle, WA  98117

Dr. Benjamin Zolov                          5,177.676                 5.83%
David M. Zolov
430 Baxter Blvd.
Portland, ME  04103-4517

El Matador Inc.                            19,068.765                21.45%
2564 Ogden Avenue
Ogden, UT  84401

Key Bank of Maine, Escrow Agent            39,662.111                44.62%
for Robert, Geraldine and Janet Sylvester
and GFS ND Manufacturing Co.
1 Canal Plaza
Portland, ME  04101



Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.



































THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS ONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S.  Government Agency and Instrumentality  Obligations.

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                                     Rule 497(c)
                                                            Registration 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                             NEW YORK TAX-FREE FUND


                                  March 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - New York Tax-Free Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.......1  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.2 KeyCorp Mutual Fund Advisers, Inc. ADDITIONAL INFORMATION
  CONCERNING NEW YORK ISSUERS...........5  INVESTMENT SUB-ADVISER
VALUATION OF PORTFOLIO SECURITIES......27  Society Asset Management, Inc.
PERFORMANCE............................27
ADDITIONAL PURCHASE, EXCHANGE AND........  ADMINISTRATOR
   REDEMPTION INFORMATION..............31  Concord Holding Corporation
DIVIDEND AND DISTRIBUTIONS.............34
TAXES..................................34  DISTRIBUTOR
TRUSTEES AND OFFICERS..................35  Victory Broker-Dealer Services, Inc.
ADVISORY AND OTHER CONTRACTS...........40
ADDITIONAL INFORMATION.................48  TRANSFER AGENT
APPENDIX...............................51  Primary Funds Service Corporation

INDEPENDENT AUDITORS REPORT                CUSTODIAN
FINANCIAL STATEMENTS                       Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory New York Tax-Free Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. An investment in shares of the Fund should not be made without first reading the Fund's Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Victory Portfolios' Board of Trustees (the "Board ofTrustees" or the "Trustees"), the adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities. Also, Key Advisers or the Sub-Adviser may determine some securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.


                    INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer.

In  determining  the  issuer  of a  tax-exempt  security,  each  state  and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

2. Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

3. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time of the borrowing. Any borrowings representing more than 5% of the Funds, total assets must be repaid before the Fund may make additional investments.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities that may be deemed senior securities, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to certain restrictions, the Fund may borrow money as authorized by the 1940 Act.

5. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

6. Purchase or sell commodities or commodity contracts.

7. Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Victory Portfolios and those officers and directors of the Administrator (as defined below) who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

2. The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than 3 years of continuous operation.

3. The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restriction on resale or the absence of a readily available market.

4. The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

5. The Fund will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above under the Fund's fundamental investment limitations, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;.

6. The Fund will not purchase or sell oil, gas or other mineral exploration or development programs; or

7. The Fund will not participate on a joint, or a joint and several, basis in any trading account in securities except pursuant to an exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by Society or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities; or

8. The Fund will not invest in the securities of other investment companies, except that the Fund may invest in shares of tax-exempt money market funds that are not "affiliated persons" of the Fund (unless permitted by the Securities and Exchange Commission (the "Commission") regulations or exemptive relief) and that limit their investments to securities appropriate for the Fund, provided investment by the Fund is limited to: (a) ten percent of the Fund's assets; (b) five percent of the Fund's total assets in the shares of a single tax-exempt money market fund; and (c) not more than three percent of the net assets of any one acquired tax-exempt money market fund. The investment adviser will waive the portion of its fee attributable to the assets of the Fund invested in such tax-exempt money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

In the event the Fund acquires liquid assets as a result of the exercise of a security interest relating to municipal bonds, the Fund's trustees will dispose of such assets as promptly as possible.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


               ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York

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municipal  securities may be subject.  Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no
responsibility   for  the   completeness   or  accuracy  of  such   information.
Additionally,   many  factors,   including   national,   economic,   social  and
environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The Fund may include municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

NEW YORK STATE. The State's most recently completed fiscal year commenced on April 1, 1994, and ended on March 31, 1995, and is referred to herein as the State's 1994-95 fiscal year.

The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated pursuant to law in July and October and by February 1.

1994-95 FISCAL YEAR STATE FINANCIAL PLAN. The State issued the third quarterly update to the current year State Financial Plan on February 1, 1995. A discussion of the two prior quarterly updates precedes the discussion of the third quarterly update.

PRIOR QUARTERLY CASH-BASIS UPDATES. The State issued the first of the three required quarterly updates to the cash-basis 1994-95 State Financial Plan on July 29, 1994. That update reflected an analysis of actual receipts and disbursements in the first quarter of the fiscal year, as well as the impact of legislative actions and other developments after the enactment of the budget. Following so closely after the initial formulation of the State Financial Plan reflecting the enactment of the State's 1994-95 budget, the update reflected no significant changes and did not alter the balanced position of the State's General Fund in the State Financial Plan. The economic forecast at that time remained unchanged, following several weeks of mixed news about the pace of the economy of the nation and New York State.

The State issued its second quarterly, or mid-year, update to the cash-basis 1994-95 State Financial Plan on October 28, 1994. The update projected a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated. In that update the State revised its forecast of national and State economic activity through the end of calendar year 1995. Although the national economic forecast was basically unchanged from that on which the initial formulation of the State Financial Plan was based, the revised State economic forecast was marginally weaker.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and

                                     - 5 -




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insurance tax payments were lower than expected.  Based on the revised  economic outlook and this receipt shortfall, projected General Fund receipts for the 1994-95 fiscal year were reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections and lower withholding collections due to reduced expectations for wage and salary growth -- particularly securities industry bonuses -- during the balance of the year. Business tax receipts were also reduced modestly, reflecting revised estimates of liability and lower payments from banks and insurance companies; however, these reductions were partially offset by increases in the general business corporation and utility taxes. Estimates in other receipt categories were increased by a total of $113 million. The largest increases were in the sales tax, reflecting collections to date and the revised economic outlook, and estate taxes which were buoyed by unexpectedly large collections during the first six months of the 1994-95 fiscal year. Increases were also made in estimates for the real property gains tax and the real estate transfer tax, based on strong collections to date.

Disbursements through the first six months of the fiscal year fell short of projections by $153 million, owing in part to changes in the timing of payments but also to lower spending trends in certain programs, most notably in payments for social services programs. Projections of 1994-95 General Fund disbursements were reduced by $281 million, with savings in virtually every category of the State Financial Plan. Payments for social services programs were projected to be $140 million lower than projected in the State Financial Plan as initially formulated, reflecting experience through the first six months of the fiscal year and an initiative to increase Federal reimbursement for administrative costs. Although school aid costs increased reflecting revisions to the current and two prior school years based on final audits and revised aid claims, these costs were expected to be offset by recoveries from the Federal government in support of programs for pupils with disabilities. Other reductions reflected lower pension costs, increased health insurance dividends, debt management savings, and slower spending for certain programs and capital projects. Higher spending was projected for a single program -- the Department of Correctional Services -- to accommodate an unanticipated increase in the State's prison population.

THIRD QUARTERLY CASH-BASIS UPDATE. On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the current year. This update reflects changes to receipts and disbursements based on: (1) an updated economic forecast for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first nine months of the fiscal year, (3) an analysis of changing program requirements, and (4) the Governor's proposed plan to close a potential $259 million deficit. The changes are reflected after the mid-year update to the State Financial Plan was restated to conform to certain accounting treatments used by the State Comptroller in reporting actual results, but do not affect the actual closing cash position of the General Fund.

Estimates of General Fund receipts for the current fiscal year have been reduced by $585 million, from the mid-year update, and are down $1.058 billion from the budget enacted in June 1994 (of which $227 million results from the restatement of the State Financial Plan, noted above). The reductions from the mid-year update are concentrated in (1) the personal income tax where lower withholdings and estimated taxes reflect the cessation of job growth in the last half of 1994, and even more severe reductions in brokerage industry bonuses than expected earlier, and deferrals of capital gains realizations in anticipation of potential Federal tax changes, and (2) the bank tax, where substantial overpayments of 1993 liability have depressed net collections in the current year. Offsetting this projected loss in receipts, however, are projected reductions of $312 million in disbursements from the mid-year update, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater-than-anticipated receipts from the State lottery. The total reduction in projected disbursements from the budget enacted in June -- including payments from reserve funds -- is $1.008 billion (of which $182 million results from the restatement of the State Financial Plan).

The net result of the projected reductions in receipts and disbursement is a negative margin of $273 million against the mid-year update's projection of a $14 million surplus, producing a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts, and spending cuts in certain programs that were started or expanded in the 1994-95 budget. Major actions to close the deficit include:

         -- $84 million in savings from freezing non-essential capital programs;

         -- $59 million in savings from the general State agency hiring and budget freeze and halting the development of additional services for mental hygiene clients in community settings;

         -- $21 million in receipts from excess balances in accounts of the Environmental Facilities Corporation;

         --       $30  million  in  a  repayment  from  the  Urban   Development
                  Corporation for advances made by the State in prior years; and

         -- $50 million in savings from canceling the Liberty Scholarships program.

After these actions, the balance in the General Fund at the close of the 1994-95 fiscal year is expected to be $157 million. The required deposit to the Tax Stabilization Reserve Fund is projected to add $23 million to the existing balance of $134 million in that fund.

GAAP-BASIS UPDATES. The State issued its first update to the GAAP-basis Financial Plan for the State's 1994-95 fiscal year on September 1, 1994, based on the first quarterly cash-basis update to the 1994-95 State Financial Plan completed in July. In that update, the Division of the Budget projected a General Fund operating deficit of $690 million, primarily reflecting the impact of legislative changes to the 1994-95 Executive Budget, including the use of the 1993-94 surplus to finance 1994- 95 expenditures. For all governmental funds, the summary GAAP-basis Financial Plan showed an excess of expenditures and other financing uses over revenues and other financing sources of $687 million.

On February 1, 1994, the General Fund GAAP-basis Financial Plan for 1994-95 was revised to show a projected deficit of $901 million, with total revenues of $31.613 billion, total expenditures of $32.900 billion, and net other financing sources and uses of $386 million. The increase in the deficit of $211 million from the prior projection is primarily the result of projected revenue shortfalls and the Governor's tax cut recommendation for the 1995 tax year. For all governmental funds, the deficit is now projected at $854 million, $167 million greater than in the prior projection.

CURRENT FISCAL YEAR (1995-96 STATE FINANCIAL PLAN). On February 1, the Governor presented his 1995-96 Executive Budget to the Legislature, as required by the State Constitution. The Governor's budget is balanced on a cash basis in the General Fund. The Governor may amend his budget up to 30 days after its submission to the Legislature. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the projections set forth below.

The 1995-96 Executive Budget is the first to be submitted by the Governor, who assumed office on January 1. It proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund for the first time in over half a century with a proposed cut of 3.4 percent. Proposed spending on State operations is projected to drop even more sharply, by 7.7 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to drop by 0.3 percent from the prior fiscal year, in contrast to the prior decade when annual State-funded spending growth averaged more than 6.0 percent. There are, however, risks and uncertainties concerning whether or not certain tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. For example, there can be no assurance that cuts in social-welfare entitlement programs will not be challenged in court. Further, the Comptroller has indicated his intention to challenge in court the proposed use of certain pension reserves in the Executive Budget.

According to the Executive Budget, in the 1995-96 fiscal year, the State Financial Plan, based on current-law provisions governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of three key factors: (1) the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth ($2.1 billion); (2) the impact of unfunded 1994-95 initiatives, including capital projects such as sports and recreational facilities, an increase in revenue sharing to local governments, further State takeover of local Medicaid costs, more school aid, and increased tuition assistance ($1.1 billion); and (3) the use of one-time solutions to fund recurring spending in the 1994-95 budget ($1.5 billion). Tax cuts proposed to spur economic growth and provide relief for low and

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middle-income  tax payers add $240 million to the projected  imbalance or budget gap, bringing the total to approximately $5 billion.

The Executive Budget proposes to close this budget gap for the 1995-96 fiscal year through (1) 1.9 billion from cost containment savings in social-welfare programs, particularly Medicaid cost-containment recommendations ($1.277 billion), Income-Maintenance restructuring recommendations ($340 million), and the consolidation of various child-care programs into a Family Services Block Grant to counties and New York City; (2) $2.5 billion in savings from State agency restructuring that is expected to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison population, and public authorities; (3) $350 million in savings from local assistance reforms, by freezing school aid, revenue sharing and county costs of pre-school special education at current levels, while proposing program legislation to provide relief from certain mandates that increase local spending; and (4) $200 million in revenue measures, primarily a new Quick Draw Lottery game and changes to tax-payment schedules.

The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that if the proposals in the Executive Budget are enacted (particularly the spending cuts described above) the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts proposed in the Executive Budget will be enacted as proposed, or that if enacted, will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one- third by 1988, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

ECONOMIC OUTLOOK. The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board (FRB) shifted to a policy of monetary tightening by raising interest rates throughout the year. The federal funds rate is currently up 300 basis points from the level of a year ago. As a result, the economy is expected to slow sharply in the next several quarters, as higher interest rates reduce the growth in consumer spending and business investment. The Division of the Budget expects average annual growth in real gross domestic product (GDP) to be 2.8 percent in 1995, following the 4 percent pace estimated for 1994. This is somewhat more conservative than the 3.1 percent growth rate expected by the Blue Chip consensus of leading economic forecasters.

Inflationary pressures have increased due to strong national growth throughout 1994, with a fairly low unemployment rate and high capacity utilization, and economic recoveries in Europe and Japan. However, foreign competition is expected to help to moderate the increase in the inflation rate. With a slowing economy and only a modest acceleration of inflation, wage and personal income growth are expected to be moderate.

The State economy turned in a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. After July, the trade and construction sectors stopped adding jobs and government employment declined. Growth, though considerably slower than earlier in the year, continued in the service sector. Wages grew at around 3.5 percent, reflecting, in part, a plunge in bonus payments from securities firms whose profits dropped in 1994. Personal income rose 4.0 percent in 1994.

Employment growth is expected to slow to less than 0.5 percent in 1995. Continued restructuring by large corporations and all levels of government largely account for the subdued growth rate in the forecast. Slow growth in employment and average wages is expected to restrain wage growth to a modest 3.2 percent in 1995. Personal income is anticipated to receive a boost from higher interest rates and rise by 4.4 percent.

Significant uncertainties exist in the forecasts. Consumer spending could be more robust than anticipated, and recoveries in Europe and Japan may be stronger than expected, leading to continued strong expansion throughout 1995. Interest rates, on the other hand, may be at a level that will initiate a sharper-than-expected slowdown. Financial instability, such as the foreign exchange turmoil in Mexico, remains possible. The State forecast could fail to estimate correctly the growth in average wages and the effect of corporate and government downsizing.

RECEIPTS. The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $32.516 billion, a reduction of $747 million from the revised 1994-95 State Financial Plan. Tax receipts are projected at $29.391 billion for the 1995-96 fiscal year, a reduction of $1.071 billion from the prior year.

Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by 3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect, and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

Personal income tax receipts, which show a sharp increase in 1994-95 and a projected decline in 1995-96, do not reflect the actual underlying pattern of tax liability across those fiscal years. In 1994, tax liability is actually estimated to have grown relatively slowly, less than 2.5 percent, with the apparently strong reported increase in 1994-95 collections resulting from the net drawdown of $869 million from the refund reserve, which increased stated 1994-95 cash receipts by that amount. In 1995, before the tax reductions described below, tax liability would actually have been projected to rise about 6 percent, primarily owing to an acceleration in wage growth (largely attributable to changes in the timing of bonus payments), a sharp rise in interest income, and higher reported capital gains.

Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer-savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions, which include a reduction in the top tax rate from 7.875 percent to 7.59375 percent and an increase in the standard deduction ranging from 10 to 14 percent, depending on filing status, as well as the elimination of scheduled changes that would have increased taxes for low- and middle-income taxpayers. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections from more than 5 percent in 1994-95 to 3.5 percent in the coming year, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected to fall in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994. Underlying liability, which is expected to rise only modestly in 1995, is not expected to increase enough to offset the effect of those tax reductions. Expected growth in other tax receipts in the 1995-96 fiscal year reflects, among other factors, a slight increase in the cost of the 1994 tax cuts, the diversion to the Environmental Protection Fund of a recommended $25 million in receipts from the real estate transfer tax and proposed legislation accelerating remittance of the transfer tax to the State. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

DISBURSEMENTS. Disbursements in the General Fund are projected to total $32.361 billion in 1995-96, a decrease of $1,144 million or 3.4 percent. This decline reflects a broad agenda of cost containment actions, more than

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offsetting modest increases for fixed costs,  such as pensions,  debt service on bonds sold during the current year, and capital projects under construction.

In the category of grants to local governments, the 1995-96 Executive Budget recommendations generally preserve support for direct aid, such as school aid, revenue sharing, and public health programs, at 1994-95 levels. Operating aid to public schools is capped at 1995-95 amounts, while reimbursements for transportation and building aid follow current law. Costs for social welfare programs, however, are recommended to be dramatically reduced, reflecting more than $1.5 billion in cost containment actions. Medicaid decreases by $662 million, or 11.3 percent, to $5.215 billion; welfare costs decrease $109 million, or 4.9 percent, to $2.111 billion. State support for children's services is recommended to be converted to a block grant, providing local governments greater flexibility in administering these programs. All other local programs decline, primarily reflecting the elimination of $128 million in operating aid to the New York City Transit Authority, matching the reduction in New York City support of the Authority.

Spending recommended for State operations is projected to decline by $485 million, or 7.7 percent, to the lowest level since the 1985-86 fiscal year. Recommendations in the Executive Budget which would reduce the workforce by approximately 11,400 positions (most of which reduce disbursements in this category), are projected to result in personal service savings of more than $300 million. Additional savings reflect initiatives of the State University of New York and mental health agencies to maximize revenues to offset their costs.

Spending recommended for general State charges is projected to increase $59 million, which reflects the 1995-96 cost associated with returning the New York State and Local Employee Retirement Systems to the aggregate cost actuarial method from the projected unit credit actuarial method, as required by the Comptroller. Costs associated with the proposed early retirement program add another $22 million. Health insurance costs are projected to increase six percent and seven percent, for calendar years 1995 and 1996, respectively. Workers' compensation costs are projected to grow at 3.5 percent. Unemployment insurance costs are expected to double, in anticipation of up to 6,900 layoffs of State employees in the 1995-96 fiscal year.

The Executive Budget proposes to offset part of the increase in pension contributions by using $110 million currently on deposit in the Retirement Systems' reserves for pension supplementation, which, together with the other minor changes in assumptions, is expected to reduce the State's 1995-96 pension contribution to $286 million. The Executive Budget also recommends a similar offset of $120 million to be provided toward pension bills of other participating employers. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement Systems, has indicated that, if the proposals are enacted, he would commence legal proceedings to prevent the proposed use of those reserves, which he considers to be a violation of the State Constitution. The Executive disagrees and considers the use to comply with the State Constitution.

General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to grow steadily, as the State proposes to continue to issue bonds to support approximately 48 percent of its capital projects. Transfers in support of capital projects are projected to increase despite significant proposed cutbacks in spending, owing in part to the loss of non-recurring receipts from sources other than the General Fund.

NON-RECURRING RESOURCES. The Division of the Budget estimates that the 1995-96 Financial Plan includes approximately $650 million in non- recurring resources, approximately 2 percent of the General Fund budget. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 which more than offset the non-recurring resources used in 1995-96.

GENERAL FUND CLOSING FUND BALANCE. The closing fund balance in the General Fund for the 1995-96 fiscal year is projected to be $312 million, reflecting the required deposit of $15 million to the Tax Stabilization Reserve Fund, raising the balance in that fund to $172 million at the close of the 1995-96 fiscal year. The remainder reflects the recommended deposit of $140 million to the Contingency Reserve Fund (CRF) to provide resources to finance potential costs associated with litigation against the State.


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SPECIAL  REVENUE  FUNDS.   For  1995-96,   the  State  Financial  Plan  projects
disbursements of $25.825 billion from these funds. This includes $6.696 million from Special Revenue Funds containing State revenues, and $19.129 billion from
funds  containing  Federal  grants,   primarily  for  social  welfare  programs.
Disbursements recommended in the Executive Budget from State Special Revenue Funds are projected to increase $724 million or 12.1 percent from 1994-95. This increase reflects significant growth in spending supported by lottery proceeds, State University revenues, and dedicated taxes for transportation purposes. Total disbursements for programs supported by Federal grants which account for approximately three-quarters of all spending in the Special Revenue Funds, are estimated to increase $478 million or 2.6 percent over projected 1994-95. The single largest program is Medicaid, which comprises 60 percent of this Federal aid, and is expected to amount to approximately $11.4 billion both in 1994-95 and 1995-96. Growth in other Federal spending is primarily attributable to the expansion of the school lunch and breakfast programs, increased Federal reimbursement of certain State costs under the Emergency Assistance to Families program, and increased spending for the Women with Infant Children (WIC) program. No significant changes in the type or level of Federal aid are assumed.

CAPITAL PROJECTS FUNDS. Disbursements from the Capital Projects funds in 1995-96 are estimated at $3.901 billion. The estimate is the result of a review required by the Governor and the Budget Director of the necessity and affordability of projects, as well as the impact on current and future revenues and debt service requirements. This review reduced the amount the Division of the Budget estimates would otherwise have been spent on capital projects by $555 million, thereby avoiding an estimated increase of $227 million in General Fund support for capital projects. Significant among the recommended cut-backs resulting from that review are the following:

         --       Freezing   mental  health   community  bed   development   and
                  cancellation of major modernization projects;
         --       Scaling back economic  development programs and canceling some stadium projects;
         --       Eliminating the school  maintenance  program;
         --       Reducing new projects for CUNY and SUNY;
         --       Constraining  the highway and bridge  improvement  program and deferring rail projects; and
         --       Scaling  back  planned   increases   for   environmental   and
                  recreation programs.

Despite the actions described above, capital spending is still expected to increase 10.5 percent over the 1994-95 projection of $3.531 billion, and provides support for:

         --       Highway and bridge contract letting at a $1.100 billion level;
         --       Completion of mental health  community beds already  committed and major institutional modernization projects;
         --       Expansion and rehabilitation of prisons and youth facilities;
         --       High-priority SUNY and CUNY projects; and
         --       Increased   "pay-as-you-go"   funding  for  environmental  and
                  recreation programs over 1994-95 levels.

The share of State-funded capital projects expected to be financed on a "pay-as-you-go" basis is 38 percent in 1995-96 (as compared to 36 percent in the 1994-95), and is projected to total $1.1 billion. This is attributable to the full deposit of all authorized taxes into the Dedicated Highway and Bridge Trust Fund, the initial deposit of a portion of the real estate transfer tax into the Environmental Protection Fund, and an increase in the amount transferred from the General Fund.

DEBT SERVICE FUNDS. Disbursements are estimated at $2.498 billion in the 1995-96 fiscal year, an increase of $288 million or 13 percent from 1994-95. Of this increase, $61 million results from the loss of non-recurring resources available in the prior fiscal year, including savings from refundings of State-supported debt. Debt service would otherwise be projected to grow at 9 percent, reflecting $68 million for the General Debt Service Fund, $70 million for Dedicated Highway and Bridge Fund bonds, $30 million for payments from the Mental Hygiene Services Fund and $62 million for bonds of the Local Government Assistance Corporation
(LGAC).


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



The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

CASH FLOW. For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

GAAP-BASIS FINANCIAL PLAN

In 1995-96, the General Fund GAAP basis Financial Plan shows total revenues of $31.274 billion, total expenditures of $31.576 billion, and net other financing sources and uses of $1.123 billion; the surplus of $821 million reflects the $140 million available in the Contingency Reserve Fund (CRF), as well as the impact of LGAC bonds. New York State's General Fund GAAP basis position for 1995-96 is improved by the ongoing financing program of the Local Government Assistance Corporation (LGAC). The full amount of the LGAC bond proceeds -- $529 million in 1995-96 -- is treated as a financing source in the GAAP General Fund operating statement.

Absent the impact of LGAC and the CRF, the 1995-96 GAAP-basis Financial Plan would show a surplus of $152 million. For all governmental Funds, the summary GAAP-basis Financial Plan shows an excess of revenues and other financing sources over expenditures and financing uses of $494 million.

PRIOR FISCAL YEAR (1993-94 GAAP-BASIS RESULTS). On July 29, 1994, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1993-94 fiscal year. The Statements were prepared on GAAP-basis and were independently audited in accordance with generally accepted auditing standards. The State's Combined Balance Sheet as of March 31, 1994 showed an accumulated surplus in its combined governmental funds of $370 million, reflecting liabilities of $13.219 billion and assets of $13.589 billion. This accumulated Governmental Funds surplus includes a $1.637 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types and a $622 million accumulated deficit in the Capital Projects Fund type.

YEAR-END GAAP FINANCIAL POSITION. The State completed its 1993-94 fiscal year with a combined Governmental Funds operating surplus of $1.051 billion, which included an operating surplus in the General Fund of $914 million, in the Special Revenue Funds of $149 million and in the Debt Service Funds of $23 million, and an operating deficit in the Capital Projects Funds of $35 million.

GAAP OPERATING RESULTS

GENERAL FUND. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the Local Government Assistance Corporation, and the accumulation of a $265 million balance in the Contingency Reserve Fund. Revenues increased $543 million (1.7 percent) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6 percent) over the prior fiscal year,

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



with the largest increase occurring in State aid for social services programs. Other financing sources declined more than 11 percent, with a net increase in operating transfers from other funds more than offset by a decline in proceeds from financing arrangements caused by lower LGAC bond sales.

Personal income and business taxes increased by $847 million and $247 million, respectively, offset by reductions in consumption and use taxes and miscellaneous revenues of $141 million and $318 million, respectively. Personal income and business taxes increased primarily because the economy performed at a higher level. General Fund revenues from consumption and use taxes and fees declined primarily because revenues generated by both motor fuel and highway use taxes were earmarked instead for the Dedicated Highway and Bridge Trust Fund which is reported in the Capital Projects Funds. Miscellaneous revenues declined because certain receipts recorded in the prior year were nonrecurring.

Expenditures for social services programs increased $1.047 billion primarily due to increases in Medicaid and Income Maintenance. A $370 million increase in departmental operations was caused primarily by the settlement of outstanding labor contracts and unfavorable judicial decisions in previously pending litigation.

Operating transfers from other funds increased, primarily reflecting the receipt of $200 million from a prior-year claim settlement associated with the Federal government. In addition, transfers of excess sales tax receipts from the Local Government Assistance Tax Fund increased by nearly $170 million as a result of higher sales tax receipts in the Debt Service Funds. The increase in operating transfers to other funds was caused by an increase in operating subsidies provided to both the State University of New York and the City University of New York. Proceeds from financing arrangements declined over $340 million, as a result of a decrease in the issuance of LGAC bonds.

SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. Special Revenue Funds ended with an operating surplus of $149 million for the 1993-94 fiscal year and, as a result, the accumulated fund balance has increased to $837 million. Revenues increased $2.055 billion over the prior fiscal year primarily as a result of an increase in Federal grants to finance increased spending for social services programs, and in petroleum gross receipt taxes. Expenditures increased by $1.568 billion primarily related to social services programs. Other financing uses increased by approximately $500 million, representing increases in Federal reimbursement for Medicaid patient services provided by various State health and mental hygiene facilities.

Debt Service Funds ended with an operating surplus of $23 million for the 1993-94 fiscal year, and as a result, the accumulated fund balance has increased to $1.792 billion. Revenues increased $34 million, primarily as a result of an increase in dedicated taxes partially offset by a decrease in mental hygiene patient fees. Debt service expenditures increased $31 million. Other financing sources representing transfers from other funds increased by $220 million, as a result of an increase in Federal Medicaid reimbursement for mental hygiene patients.

An operating deficit of $35 million was reported in the Capital Projects Funds for the State's 1993-94 fiscal year, and, as a result, the accumulated deficit fund balance has increased to $622 million. Revenues increased by $458 million which was primarily attributable to the shifting of certain tax revenues from the General Fund to the Dedicated Highway and Bridge Trust Fund. Capital Projects Funds expenditures increased by $61 million. Expenditures for highway and bridge construction increased by approximately $223 million, but this increase was offset in large part by a decrease of $160 million relating to reductions in spending for water pollution control, hazardous waste programs and various miscellaneous State aid programs. Net other financing sources and uses decreased $489 million primarily as a result of a reduction in general obligation bond proceeds and a decrease in transfers from the General Fund.

ECONOMIC OUTLOOK. The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

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




The State Financial Plan is based on a projection by DOB of national and State economic activity. DOB forecasts that the overall rate of growth of the national economy during calendar year 1994 will be similar to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1994 is projected to be moderate (3.5 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business to reduce costs is expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Growth rates for personal income and wages are projected to increase.

New York's economy is expected to continue to expand during 1994. Industries that export goods and services to the rest of the country and abroad are expected to benefit from growing national and international markets. Both upstate and downstate regions are expected to share in this renewed growth. Employment is expected to grow moderately throughout the year, although the rate of increase is expected to be below the experience of the 1980's due to cutbacks in Federal spending and employment, as well as continued downsizing by large corporations. Both personal income and wages are expected to record moderate gains in 1994. Bonus payments in the banking and financial industries are expected to increase modestly from last year's level.

Receipts through the first two quarters of the 1994-95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance.

1994-95 STATE FINANCIAL PLAN. The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board.

GENERAL FUND. The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

SPECIAL REVENUE FUNDS. Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise 39 percent of total government funds receipts and disbursements in the 1994-95 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

Projected receipts in this fund type total $24.598 billion, an increase of $1.777 billion over the prior year. Total disbursements in this fund type total $24.982 billion, an increase of $2.259 billion over 1993-94 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.048 billion in the 1994-95 fiscal year. Remaining projected spending of $5.934 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

CAPITAL PROJECTS FUNDS. Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1994-95 fiscal year, activity in these funds is expected to comprise 5 percent of total governmental receipts and 6 percent of total governmental disbursements in the State's 1994-95 fiscal year.

Disbursements from this fund type are projected to increase by $630 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 26 percent of the activity in this fund type -- $982 million in 1994-95-- and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $339 million over 1993- 94 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (35 percent), general obligation bond proceeds (10 percent), and current revenues (30 percent). Total receipts in this fund type are projected at $3.233 billion, not including $374 million expected to be available from the proceeds of general obligation bonds.


DEBT SERVICE FUNDS. Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1994-95 fiscal year. December 7, 1995 Page -22- Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1994-95 fiscal year, total disbursements in this fund type are projected at $2.246 billion, an increase of $314 million or 16.3 percent. The transfer from the General Fund of $1.443 billion is expected to finance 64 percent of these payments.

The remaining payments are expected to be financed by pledged revenues, including $1.702 billion in taxes, $400 million in dedicated fees, and $889 billion in patient revenues. After impoundment for debt service, as required, $3.357 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.696 billion -- is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.301 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of the Local Government Assistance Corporation ("LGAC").

1994-95 BORROWING PLAN. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1994-95 fiscal year. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding
BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $69 million in COPs during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

LGAC is authorized to provide net proceeds of up to $315 million during the State's 1994-95 fiscal year, to fund payments to local governments.

Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.426 billion, including costs of issuances, reserve funds, and other costs. Included therein are borrowings by (1) the Dormitory Authority of the State of New York for SUNY, the City University of New York ("CUNY"), health facilities, and SUNY dormitories; (2) MCFFA for mental health facilities;
(3) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (4) UDC for prison and youth facilities and economic development programs; (5) the Housing Finance Agency for housing programs; and (6) other borrowings by the Environmental Facilities Corporation and the Energy Research and Development Authority ("ERDA").


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



NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of the next several years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. The Corporation has issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 State Financial Plan includes no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

1993-94 FISCAL YEAR. The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

Of the $1.140  billion  deposited  in the tax  refund  reserve  account,  $1,026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher- than-expected consumption of tobacco projects following price cuts.

The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower

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spending for Medicaid,  capital  projects,  and debt service (due to refundings)
and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highways now and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CFR") as a way to assist the State in financing the cost of litigation affecting the State. The CFR was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 FISCAL YEAR. The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in january 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

1991-92 FISCAL YEAR. The 1991-92 State fiscal year was marked by a protracted delay in the adoption of a budget, disagreements between the Executive and the Legislature over receipts and disbursements projections, and continuing deterioration in the State economy. Persistent underperformance of the economy led to revenue shortfalls which were the primary cause of a $531- million deficit TRAN borrowing and a $44-million withdrawal from the tax stabilization reserve fund, depleting the balance in that fund. The tax refund reserve account had a balance of $29 million at the end of the 1991-92 fiscal year. The deposit to this account reduced personal income tax collections by $29 million in the 1991-92 fiscal year.

The State Financial Plan was initially formulated on June 10, 1991, more than two months after the beginning of the fiscal year. The State Financial Plan was formulated after disagreement between the Governor and the legislative leaders over spending levels, revenue-raising measures and estimates of the impact of legislative actions, and after the Governor vetoed $937 million in spending measures which the Legislature added to his proposed Executive Budget without providing the necessary revenues.


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The  Legislature,  after  consultation  with the Governor,  subsequently  passed appropriation bills adding a net of $676 million in spending during the State's 1991-92 fiscal year. The additional spending was expected to be financed through several actions including tax increases, projected audit revenues, added operating support for tax enforcement efforts, nonrecurring revenues, and administrative actions to reduce spending.

Although the economic forecast upon which the 1991-92 State Financial Plan was based assumed a modest national recovery consistent with the consensus of forecasters at the time and continued but moderating declines in State employment, the expectations were too optimistic. The national economy was much more sluggish than forecasted, and the State economy also fared significantly worse with continued steep employment declines.

Budget projections for the 1991-92 fiscal year were adversely affected by several factors, including shortfalls in receipts from the personal income tax and user taxes and fees, higher-than-expected disbursements for Medicaid and income maintenance, and the inability of the State to complete certain nonrecurring transactions. Despite administrative cost savings from actions taken during the fiscal year of $407 million, the State was required to finance its operations through the deficit TRANs and fund transfer described above.

STATE FINANCIAL PRACTICES: GAAP BASIS. Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

The State's financial position on a GAAP basis as of March 31, 1993 included an accumulated deficit in its combined governmental funds of $681 million. Liabilities totaled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities. The combined accumulated deficit included deficits of $2.551 billion in the General Fund and $586 million in the Capital Projects Funds, and accumulated surpluses of $1.768 billion in the Debt Service Funds and $688 million in the Special Revenue Funds. During the 1992-93 fiscal year, the State recorded an operating surplus in the governmental funds of $2.637 billion, including a General Fund operating surplus of $2.065 billion.

As of March 31, 1992, the State's financial position included an accumulated deficit in its combined governmental funds of $3.315 billion; liabilities were reported at $14.166 billion and assets at $10.851 billion. The accumulated governmental funds deficit included a $4.616 billion accumulated General Fund deficit, and a net accumulated surplus of $1.301 billion for all other governmental funds. During the 1991-92 fiscal year, the State recorded an operating surplus in the General Fund of $1.668 billion plus a net surplus of $1.301 billion for all other governmental funds.

GENERAL FUND. In 1992-93, the State recorded a General Fund operating surplus of $2.065 billion with a net increase in assets of $657 million and a net decrease in liabilities of $1.408 billion. The increase in assets was comprised of increases in cash of $430 million, other assets of $404 million and other receivables of $276 million offset by a decrease in taxes receivable of $453 million. The decrease in liabilities was comprised of decreases in payables to local governments of $688 million, tax and revenue anticipation notes payable of $531 million and all other liabilities of 189 million.

The 1991-92 fiscal year General Fund operating surplus of $1.688 billion was primarily attributable to a net decrease in liabilities of $2.159 billion. This was comprised of decreases in payables to local governments of $2.132 billion (primarily reflecting payments by LGAC of school aid) and TRANs payable of $374 million, offset, in part, by increases in accrued liabilities of $283 million and all other liabilities of $64 million. The decrease in liabilities was offset in part by a $491 million decline in assets.

ECONOMIC OVERVIEW

The State is the third most  populous  state in the nation and has a  relatively
high  level  of  personal  wealth.   The  State's  economy  is  diverse  with  a
comparatively large share of the nation's finance, insurance, transportation,

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communications and services  employment,  and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.

During the calendar years 1982 and 1983, the State's economy in most respects performed better than that of the nation. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. The unemployment rate in the State dipped below the national rate in the second half of 1981 and has generally remained lower until 1991. The total employment growth rate in the State has been below the national average since 1984. Total personal income in the State has risen slightly faster than the national average every year since 1983, with the exception of 1985, 1990 and 1991.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance by State-related sources, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. No new agencies have been established since 1987. In addition, the New York State Urban Development Corporation ("UDC") is empowered to issue, subject to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also established the New York Insurance Exchange which permits insurers and individual investors to combine to compete with Lloyd's of London in the underwriting of large primary and reinsurance risks. The State has also taken advantage of certain changes in Federal bank regulations to establish a free international banking zone in the City.

In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatement from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones as the beginning of the State's 1994-95 fiscal year, there were 19 such zones.

The 1994-95 budget contains a significant investment in efforts to spur economic growth. The budget includes provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax is a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

To help strengthen the State's economic recovery, the 1994-95 budget also includes more than $200 million in additional funding for economic development programs. Special emphasis is placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen

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assistance  to  small  businesses,   particularly   those  owned  by  women  and
minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget includes increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

STATE AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public Authorities for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993 there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity, and that debt is secured by project revenues and statutory provisions of the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financing arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to cover debt service and amortization of the obligations through the receipt of rental or other contractual payments made by the State. The State has also entered into a payment agreement with the New York Local Government Assistance Corporation. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking by the State to make payments to an Authority, municipality or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies. The State has also participated in the issuance of certificates of participation for the acquisition of real property which represent proportionate interests in lease payments to be paid by the State. [Moral obligation financing is an arrangement pursuant to which the State provides, by statute, that it will pay such money as may be required to make up any deficiency in a debt service reserve fund established to assure payment of bonds. Lease-purchase financing is an arrangement pursuant to which the State leases from a public benefit corporation or municipality for a term not less than the amortization period of the debt obligations issued by the public benefit corporation or municipality to finance acquisition or, pays rent which is used to pay debt service on the obligations. Contractual-obligation financing is an arrangement pursuant to which the State makes periodic payments to a public benefit corporation under a contract with a term not less than the amortization period of the debt obligations issued by such corporation in connection with such contract.]

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operation and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years.

Several Authorities have, in the past experienced financial difficulties. Certain Authorities continue to experience financial difficulties, requiring financial assistance from the State.

The Metropolitan Transportation Authority (the "MTA") oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the
Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the

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Triborough  Bridge and Tunnel  Authority (the "TBTA"),  the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise rates or take other actions.

Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. The surcharge, which expires in November 1995, yielded approximately $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90 percent, or approximately $456 million. These amounts include some receipts resulting from a change in State law to require taxpayers to make estimated payments on their surcharge liabilities. In addition, in March 1987, legislation was enacted that creates an additional source of recurring revenues for the MTA. This legislation requires that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region that heretofore had been paid to the State of New York Mortgage Agency be deposited in a special MTA fund. These tax proceeds may be used by the MTA for either operating or capital (including debt service) expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five- year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

CERTIFICATES OF PARTICIPATION. The New York Fund may invest at times in certificates of participation which represent proportionate interests in certain lease or other payments made by the State with respect to equipment or real property of the departments or agencies of the State. Such payments are subject to annual appropriation by the Legislature and the availability of money to the State for making such payments.

NEW YORK CITY. On February 14, 1995, the Mayor released the Preliminary Budget for the City's 1996 fiscal year (commencing July 1), with addresses a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments. The Office of the State Deputy Comptroller for the City of New York (OSDC) and the State Financial Control Board continue their respective oversight activities.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited

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operating results for each of its 1981 through 1993 fiscal years, which ended on
June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an
unqualified  opinion  from  the  City's  independent   auditors,   the  eleventh
consecutive year the City has received such an opinion.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

On July 8, 1994 the City submitted to the Control Board a four-year Financial Plan covering fiscal years 1995 through 1998 (the "1995-1998 Financial Plan"). The 1995-98 Financial Plan reflects a program of proposed actions by the City, State and Federal governments to close the gaps between projected revenues and expenditures of $955 million, $1.547 billion and $2.024 billion for the 1996, 1997 and 1998 fiscal years, respectively.

City gap-closing actions total $705 million in the 1996 fiscal year, $1.072 in the 1997 fiscal year and $1.299 billion in the 1998 fiscal year. These actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. Certain of these initiatives may be subject to negotiation with the City's municipal unions.

State actions proposed in the gap-closing program total $200 million, $375 million and $525 million in the 1996, 1997 and 1998 fiscal years, respectively. These actions include savings primarily from the proposed State assumption of certain medicaid costs.

The Federal actions proposed in the gap-closing program are $50 million, $100 million and $200 million in increased Federal assistance in fiscal years 1996 through 1998, respectively.

Various actions proposed in the Financial Plan, including the proposed increase in State aid, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. State and Federal actions are uncertain and no assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. The State Legislature failed to approve a substantial portion of the proposed State assumption of Medicaid costs in the last session. The Financial Plan assumes that these proposals will be approved by the State Legislature during the 1996 fiscal year and that the Federal government will increase its share of funding for the Medicaid program. If

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these measures  cannot be  implemented,  the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

The City's projected budget gaps for the 1997 and 1998 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1996 budget are not take into account in projecting the budget gaps for the 1997 and 1998 fiscal years.

Although the City has maintained balanced budgets in each of its last thirteen fiscal years, and is projected to achieve balanced operating results for the 1995 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

On August 2, 1994, the City Comptroller issued a report on the City's July Financial Plan. With respect to the 1995 fiscal year, the City Comptroller stated that, after adjusting for the recently announced $250 million increased reserve and $90 million decrease in the projected surplus for the 1994 fiscal year, the total risk could be as much as $768 million to $968 million. Risks which were identified as substantial risks included a possible $263 million increase in overtime costs; approval by the State Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale; possible additional expenditures at HHC totaling $60 million; $60 million of possible increased pension contributions resulting from lower than assumed pension fund earnings; assumed improvement in the collection of taxes, fines and fees totaling $50 million; renegotiation of the terms of certain Port Authority leases totaling $75 million; the receipt of the $200 million of increased Federal aid; and $41 million of possible increased expenditures for judgments and claims.

On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The Comptroller also notes that the gaps for the 1996 through 1998 fiscal years will increase significantly as a result of an actuarial audit of the City's pension system, to be completed in the near future. The City Comptroller has previously noted that HHC is projecting an increase in Medicaid reimbursement, which could result in approximately $40 million of additional Medicaid payments by the City to HHC in the 1995 fiscal year.

On July 27, 1994, OSDC issued a report reviewing the July Financial Plan. The report concluded that a potential budget gap of $616 million existed for the 1995 fiscal year, resulting primarily from $150 million of greater than anticipated overtime costs in the uniformed agencies; the minimal possibility of State approval for the tort reform initiative; the potential for $50 million of increased pension costs as a result of lower than assumed pension fund earnings; the possibility of $110 million of additional City assistance to HHC; and uncertainties concerning the receipt of $50 million resulting from the proposed increased collection efforts. The report identified additional risks for the 1995 fiscal year totaling $152 million.

On October 14, 1994, OSDC issued a report on the local economy. The report concluded that the expansion of the City's economy broadened and strengthened in 1994 and is expected to continue. However, the report noted that if national growth slows as some forecasts now indicate, it could dampen prospects for key sectors in the local economy, especially professional services, manufacturing, culture and media. The delayed recovery in the international economies most closely tied to New York, particularly Continental Europe and Japan, may slow the further recovery of the City's professional business services until later in 1995. In addition, the extremely poor second quarter profits in the securities industry have yet to fully reverberate throughout the City's economy. Wall Street has announced job cutbacks and is expected to lower its year-end bonuses, which the report found would slow the growth in wages and person income. This would dampen the near-term outlook and constrain the growth in the

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City tax revenues,  notably the personal  income,  sale and general  corporation tax, in the coming months. Finally, local government will continue to shed jobs and the rate of growth of local government expenditures will abate.

On July 28, 1994, the staff of the Control Board issued a report on the July Financial Plan. In its report the staff concluded that the City faced risks of more than $1 billion in the 1995 fiscal year, as well as an additional risk of greater than $165 million annually from increased pension costs if the State Legislature enacts a pension supplementation bill increasing pension benefits. The staff noted that the amount of risk involved this early in the fiscal year is unprecedented and very worrisome. In addition, the staff indicated that the risks for the 1996 fiscal year exceeded $2 billion and that the risks for each of the 1997 and 1998 fiscal years approximated $3 billion. Risks for the 1995 through 1998 fiscal years included the potential for increased overtime and pension costs and uncertainties concerning the proposed reduction in City expenditures for health care costs, the anticipated revenues from renegotiation of the terms of certain Port Authority leases, savings resulting from the proposed tort reform program to limit damage claims against the City, and increased Federal aid.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the
"Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.


CERTAIN MUNICIPAL INDEBTEDNESS. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1994-95 fiscal year.

Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in the State other than New York City was approximately $15.7 billion. A small portion (approximately $71.6 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. (For further information on the debt of New York localities, see Table A-8 in Appendix A.) State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties

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



jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

Adverse developments in those proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awarded and anticipated unfavorable judgments at $675 million.

RATINGS. As of June 28, 1993, Moody's rated the City's general obligation bonds Baa1 and S&P rated such bonds A-. Such ratings reflect only the views of Moody's and S&P, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.

RISK FACTORS

In view of the Fund's policy of concentrating its investments in the obligations of New York State, its municipalities, agencies and instrumentalities (collectively "New York Issuers"), the following information is provided to investors. This represents only a brief summary of the corresponding risks inherent in the Fund and does not purport to be a complete description. It is based on information obtained from official statements relating to securities offerings of the State, from independent municipal credit reports and from other sources. This information is believed to be accurate but has not been independently verified by the Fund. Additional information may be obtained from official statements and prospectuses issued by, and other information reported by the State and its various public bodies and other entities located within the State in connection with the issuance of their respective securities.

As noted in the Fund's Prospectus, as a fundamental policy, at least 65% of the Fund's net assets will ordinarily be invested in New York State, municipal and public authority debt obligations, the interest from which is exempt from Federal income tax, New York State income tax and New York City personal income tax ("New York State Tax Exempt Securities"). Therefore, the Fund is more susceptible to political, economic or regulatory factors and/or events affecting the State and its political subdivisions than would a more diverse portfolio of securities relating to a number of different states. In addition, the value of the Fund's shares may fluctuate more widely than the value of shares of a diversified portfolio of securities relating to a number of different states.

A national recession commenced in mid-1990. The nation then experienced a period of weak economic growth during 1991 and 1992. In 1993, the nation's economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. The rate of economic expansion accelerated considerably in 1994. National employment and income growth in 1994 were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout most of the year. As a result, expansion of the economy slowed sharply during the first half of 1995 as higher interest rates reduced the growth of consumer spending and business investment.


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The economic  recession was more severe in State and its recovery  started later than in the nation as a whole due in part to the significant downsizing in the banking and financial services industries, defense related industries and other major corporations as well as an overbuilt commercial real estate market. The State recovery, as measured by employment, began near the start of calendar year 1993. During the calendar year 1993, employment began to increase, though sporadically, and the unemployment rate declined. Moderate employment growth continued into the first half of 1994 but then came to a virtual halt in the middle of the year. Employment growth once again picked up in 1995, though as of September, 1995, unemployment in New York State was 6.8%.

New York State's fiscal year begins April 1 of each year. The 1995-1996 budget, adopted over two months later than the April 1, 1995 deadline, attempted to make important changes to the State's fiscal policies. For the first time in 50 years, the State's budget called for a reduction in year to year expenditures. At the same time, the budget attempted to close a $4.8 billion gap identified at the beginning of the budget process by, in part, significantly reducing expenditures on certain services. Through the first six months of the 1995-1996 fiscal year, the State has made no significant revisions to the budget and still projects a balanced budget for the year. However, with the projected slow down of the national and State economies along with the sizes of the additional tax reductions expected to be phased in over the next two years, the State's fiscal outlook remains stressed.

On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-1997 fiscal year and at least $3.9 billion for the State's 1997-1998 fiscal year.

Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would, if enacted, have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

To the extent that the State's municipalities, agencies and authorities require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected and any reduction in such assistance and subsidies by the State could adversely affect the ability of such issuers to meet their debt obligations. Any reduction in the actual or perceived ability of any issuer of New York State Tax-Exempt securities to meet its obligations (including a reduction in the rating of its outstanding securities) would be likely to adversely affect the market value and marketability of its obligations and could adversely affect the values of New York tax-exempt securities as well.

A  substantial  principal  amount  of bonds  issued by  various  municipalities, agencies and authorities are either guaranteed by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions, which impose no immediate financial obligation on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit such municipalities, agencies or authorities to meet their obligations could result in their default. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its municipalities, agencies and authorities. While debt service is normally paid out of revenues generated by projects of such issuers, the State has had to appropriate large amounts of funds in recent years to enable such municipalities, agencies and authorities to meet their financial obligations and in some cases, prevent default. Additional financial assistance is expected to be required in the current and in the future fiscal years since certain municipalities, agencies and authorities continue to experience financial difficulties.

The combination of state and local taxes in the State has been among the highest in the nation for many years. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not relocate within, the State. The current high level of taxes limits the ability of New York State, New York City and other municipalities to impose higher taxes in the event of future difficulties. In addition, constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property, which may have an adverse effect on the ability of issuers to meet obligations supported by such taxes. A variety of additional court actions

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have been  brought  against the State and certain  agencies  and  municipalities relating to financing, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly New York City, which has required and continues to require significant financial assistance from the State. Both the State and the City face potential economic problems which could seriously affect the ability of both the State and the City to meet their respective financial obligations. On July 10, 1995, Standard & Poor's lowered its rating on the City's general obligation bonds to BBB+ from A-. The City faces continuing and recurring problems of economic sluggishness compounded by reductions in State aid. Moreover, large budget gaps projected over the next three years further indicate the City's lack of financial flexibility. Despite Mayor Guilliani's efforts at reform, many industry analysts expected further downgrades by the credit agencies rating in the future.

Beginning in early 1975, the State, the City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to higher interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or failure of certain financial recovery programs could result in defaults or declines in the market values of numerous New York obligations in which the Fund may invest.

Since 1990, Standard & Poor's and Moody's Investor Service, Inc. each lowered its credit rating on New York State's general obligation bonds and certain other obligations issued by New York State. Ratings of New York State's general obligation bonds are among the lowest of all states. As a result, there are special risks inherent in the Fund's concentration of investments in New York tax-exempt securities.

The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York Issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See Appendix A to this Statement of Additional Information for a description of municipal securities ratings.

                       VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                  PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                   Standardized Yield = 2 [(a-b + 1)6 - 1]
                                            ---
                                            cd

         The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).
         c =      the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =      the maximum  offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield on Class A shares for the 30-day period ended October 31, 1995 was 3.46% . The yield on Class B shares for the 30-day period ended October 31, 1995 was 3.22%.

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield
  of the Class = Dividends of the Class  + number of days (accrual period) x 365
                 -----------------------
                 Max. Offering Price of the Class (last day of period)

The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges ("CDSC").

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 4.87% and 5.11%, respectively. The distribution returns on Class A shares at maximum offering price and net asset value as of October 31, 1995 were 6.13% and 6.43% , respectively. The dividend yield on Class B shares at maximum offering price as of October 31, 1995, was 5.78%. The distribution return on Class B shares at maximum offering price as of October 31, 1995 was 5.78%

TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                           (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                           (ERV/ P)-1 = Total Return

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Class A shares for the period February 11, 1991 (commencement of operations) to October, 1995 (life of fund) at maximum offering price were 6.54% and 34.89%, respectively. The average annual total return and cumulative total return of Class B shares for the period September 26, 1994 (inception of Class B Shares) to October 31, 1995 was 4.36% and 4.80%, respectively. For the one year period ended October 31, 1995 average annual total return for Class A and Class B shares was 5.54% and 6.18%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A or Class B shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares for the period February 11, 1991 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 7.65% and 41.63%, respectively. The average annual total return and cumulative total return of Class B shares for the period September 28, 1994 (inception of Class B Shares) to October 31, 1995 was 7.98% and 8.80%, respectively. For the one year period ended October 31, 1995, average annual total return, at net asset value, for Class A and Class B shares was 10.82% and 10.18%, respectively.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund's classes against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten- year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral
(3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of Class A or Class B shares of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, the performance of Class A or Class B shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones

& Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune,
Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. The Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based upon the percentage that the assets of such class bears to the Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with Key Advisers, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Fund alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Class A shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge (or, if applicable, shares of any Victory money market fund may be used to purchase Class B shares of the Fund.)

Class B shares of the Fund may be exchanged for shares of other Victory Portfolios that offer Class B shares. When Class B shares are redeemed to effect an exchange, the priorities described in "How to Invest, Exchange and Redeem - Class B Shares" in the Prospectus for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                     TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the IRS Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios were formerly managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. Effective February 29, 1996, the Victory Portfolios were converted to a Delaware business trust. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940

Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds,  Inc."),  dba Key
                                                  Mutual    Funds    (the   "Key
                                                  Funds"),   formerly  the  SBSF
                                                  Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.
------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------
Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                        Estimated Annual        Total           Total Compensation
                                  Pension or Retirement Benefits            Benefits         Compensation          from Victory
                                   Accrued as Portfolio Expenses         Upon Retirement      from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                           -0-              $162.90             $46,716.97
Robert G. Brown, Trustee                        -0-                           -0-               141.29              39,815.98
John D. Buckingham, Trustee(2).                 -0-                           -0-                51.65              18,841.89
Edward P. Campbell, Trustee....                 -0-                           -0-                76.45              39,799.68
Harry Gazelle, Trustee.........                 -0-                           -0-               123.38              35,916.98
John W. Kemper, Trustee(2).....                 -0-                           -0-               100.45              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                           -0-               104.47              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                           -0-               148.08              40,366.98
H. Patrick Swygert, Trustee....                 -0-                           -0-               148.08              37,116.98
John R. Young, Trustee(2)......                 -0-                           -0-                88.31              21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)               Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS Victory Ohio Municipal Money
                  Market Fund (1) Victory Limited Term Income Fund (1) Victory Government Mortgage Fund (1) Victory Financial Reserves Fund
                  (1) Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS  Victory Ohio Municipal Bond
                  Fund (1) Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00% OF AVERAGE DAILY NET ASSETS Victory  Balanced Fund (1) Victory
                  Value Fund (1) Victory Growth Fund (1) Victory Special Value Fund (1) Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%

For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the SubAdviser, and will be in writing.

THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS. Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January 1, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. From May 1, 1994 to June 5, 1995, Society's affiliate, Key Trust Company, served as the investment adviser to the Fund and its Predecessor Fund. Prior to May 1, 1994, First Albany Asset Management Corporation served as the investment adviser to the Investors Preference New York Tax-Free Fund, the predecessor to the Predecessor Fund. For the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995 the Adviser earned investment advisory fees of $57,482 and $48,644, respectively, and the investment adviser reimbursed expenses amounting to $10,537 and $45,003, respectively. The Adviser reimbursed expenses amounting to $53,968 in the fiscal year ended October 31, 1994.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT. In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS. Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of business or other clients may be useful to Key Advisers or the Sub- Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940

Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the SubAdviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the SubAdviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal year ended December 31, 1993, the fiscal year ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund paid $421,782, $550,131 and $0, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund's portfolio turnover rates were 18.00% and 18.33%, respectively.


ADMINISTRATOR. Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Administrator earned aggregate administration fees of $10,357 and $18,436 respectively, after fee reductions of $0 and $7,104, respectively.

DISTRIBUTOR. Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT. Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN. Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as the Fund may reasonably request to the extent you are permitted under applicable statutes, rules or regulations.

CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Fund under Rule 12b-1 of the 1940 Act. The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Fund provides that the Fund will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund;
(c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Fund's Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Fund to reimburse the Distributor for such expenses. The Distribution Fees set forth in the Distribution Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution Fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Distribution Plan for the Class B shares specifically recognizes that either Key Advisers, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that Key Advisers, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's Class B shares, or to third parties, including banks, that render shareholder support services.

The Distribution Plan was approved by the Trustees, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders. To the extent that the Plan gives Key Advisers, the SubAdviser or the Distributor greater flexibility in connection with the distribution of Class B shares of the Fund, additional sales of the Fund's Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FUND ACCOUNTANT. BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal year ended December 31, 1993, the fiscal year ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund accountant earned fund accounting fees of $144,288, $152,663 and $48,533, respectively.

CUSTODIAN. Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS. The financial highlights appearing in the Prospectus have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Information for the fiscal periods September 25, 1994 to October 31, 1994 and January 1, 1994 to October 31,1994 have been audited by KPMG Peat Marwick, L.L.P., independent accountants for the Predecessor Fund, as set forth in their report incorporated by reference herein, and are experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL. Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that Key Trust of Cleveland was shareholder of record of 10.00% of the outstanding Class A shares of the Fund, but did not hold such shares beneficially. The following shareholder beneficially owned 5% or more of the outstanding Class B shares of the Fund as of February 2, 1996:


                               Number of Shares                    % of Shares
                                 Outstanding                       Outstanding
                                 -----------                       -----------
Leon A. Philp
15 Budd Avenue
Clarence, NY  14031               12,127,101                          7.33%

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS. The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA.  Obligations  for  which  there  is  the  lowest   expectation  of
         investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
         Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+.  Obligations supported by the highest capacity for timely repayment

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                            OHIO MUNICIPAL BOND FUND

                                  MARCH 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Ohio Municipal Bond Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........2   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.18   KeyCorp Mutual Fund Advisers,
VALUATION OF PORTFOLIO SECURITIES.......20   Inc.
PERFORMANCE.............................20
ADDITIONAL PURCHASE, EXCHANGE AND            INVESTMENT SUB-ADVISER
  REDEMPTION INFORMATION................24   Society Asset Management, Inc.
DIVIDENDS AND DISTRIBUTIONS.............26
TAXES...................................27   ADMINISTRATOR
TRUSTEES AND OFFICERS...................28   Concord Holding Corporation
ADVISORY AND OTHER CONTRACTS............33
ADDITIONAL INFORMATION..................40   DISTRIBUTOR
APPENDIX................................43   Victory Broker-Dealer Services,
                                             Inc.
INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                         TRANSFER AGENT
                                             Primary Funds Service
                                             Corporation

                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Ohio Municipal Bond Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

MUNICIPAL SECURITIES PURCHASED BY THE FUND. As stated in the prospectus of the Fund, the assets of the Fund will be primarily invested in bonds and notes issued by or on behalf of the State of Ohio and its respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Key Advisers or the Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending on the tax treatment of such bonds. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.

Key Advisers believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by Key Advisers or the Sub-Adviser.

REFUNDED MUNICIPAL BONDS. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

OHIO TAX-EXEMPT OBLIGATIONS. As used in the Prospectus and this Statement of Additional Information, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. The Fund may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends and Taxes" in the Prospectus.

The two principal classifications of tax-exempt bonds are general obligation bonds and special obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Special obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

The ratings of NRSROs represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while tax-exempt obligations of the same maturity and interest rate with different ratings may have the same yield.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio.

The Internal Revenue Code of 1986, as amended (the "IRS Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. The Fund may also invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Special Considerations Regarding Investments in Ohio Tax-Exempt Obligations. As described above, the Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.6% versus 6.1% in 1994). The unemployment rate and its effects vary among particular geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF"), a cash and budgetary management fund. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of the continuing uncertain nationwide economic situation, there was projected and timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a November 21, 1995 balance of over $828 million).

The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 2, 1995, $778 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding); (b) $360 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding or awaiting delivery at December 2, 1995.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cites and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by GNMA or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S.
Government would provide financial support to U.S. Government- sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage- backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

PUTS. The Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio.

A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "VALUATION" in this Statement of Additional Information.

The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Key Advisers' or the Sub- Adviser's opinion, present minimal credit risks.

The Fund may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

NON-DIVERSIFICATION. The Fund is non-diversified, thus, there is no limit on the percentage of assets which can be invested in any single issuer except as indicated below. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund. Any economic, political, or regulatory developments affecting the value of the securities in the Fund will have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options (except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in connection with a sale of such Municipal Securities) or purchase call options.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the

Victory Portfolios from the Commission, the Fund may invest in other money market funds of the Victory Portfolios.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider whatactions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns of shares of the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                          -----
                                           cd

         The symbols above represent the following factors:

         a =dividends and interest earned during the 30-day period.
         b =expenses accrued for the period (net of any expense reimbursements). c =the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
         d =the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. The yield for the 30-day period ended October 31, 1995 was 4.13% at maximum offering price.

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

   Dividend Yield  = Dividends   +   Number of days (accrual period) x 365
                     Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on shares at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 4.42% and 4.64%, respectively. The distribution returns at maximum offering price and net asset value as of October 31, 1995 were 4.42% and 4.64%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                    (ERV/P)^1/N - 1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/P)-1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on shares for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 7.29% and 46.83%, respectively. For the one and five year periods ended October 31, 1995 the average annual total return for shares was 9.52% and 7.30%, respectively.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in the Fund (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 8.25% and 54.17%, respectively. For the one and five year periods ended October 31, 1995, the average annual total return at net asset value was 15.03% and 8.34%, respectively.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/ Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance of shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the SubAdviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parentsubsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES.

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.


REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the IRS Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

REDEMPTION IN KIND. Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to seek to for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From    1989   to    present,
Glenleigh International Ltd.   President          Chairman and Chief  Executive
53 Sylvan Road North                              Officer,            Glenleigh
Westport, CT  06880                               International  Limited;  from
                                                  1984 to 1989, Chief Executive
                                                  Officer,     Paribas    North
                                                  America      and      Paribas
                                                  Corporation;   President  and
                                                  Trustee,  The  Victory  Funds
                                                  and   the   Spears,   Benzak,
                                                  Salomon  and  Farrell   Funds
                                                  (the "SBSF  Funds"),  dba Key
                                                  Mutual    Funds   (the   "Key
                                                  Funds"),  formerly  the  SBSF
                                                  Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland  Advanced
Riviera Beach, FL  33404                          Manufacturing  Program
                                                  (non-profit  corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson  Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

-----------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------
Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer  Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology, Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,  Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,  Queensland,
Management                                        Australia;  Professor,
Case Western Reserve University                   Weatherhead School   of
10900 Euclid Avenue                               Management, Case Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead  School of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's  Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice President,  Temple
                                                  University;  Trustee,  the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                    Estimated Annual            Total           Total Compensation
                                 Pension or Retirement Benefits        Benefits             Compensation          from Victory
                                  Accrued as Portfolio Expenses     Upon Retirement          from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                -0-                       -0-                   $  407.85             $46,716.97
Robert G. Brown, Trustee                       -0-                       -0-                      443.98              39,815.98
John D. Buckingham, Trustee(2).                -0-                       -0-                      223.59              18,841.89
Edward P. Campbell, Trustee....                -0-                       -0-                      376.72              39,799.68
Harry Gazelle, Trustee.........                -0-                       -0-                      364.09              35,916.98
John W. Kemper, Trustee(2).....                -0-                       -0-                      223.59              22,567.31
Stanley I. Landgraf, Trustee...                -0-                       -0-                      376.72              34,615.98
Thomas F. Morrissey, Trustee...                -0-                       -0-                      376.72              40,366.98
H. Patrick Swygert, Trustee....                -0-                       -0-                      376.72              37,116.98
John R. Young, Trustee(2)......                -0-                       -0-                      236.57              21,963.81




(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and   Trustee   to   The
                                                        Victory  Funds  and  the
                                                        Key Mutual Funds.


William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer  of other
New York, New York  10019                               investment companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and Chief  Executive
                                                        Officer  of  Vista
                                                        Broker-Dealer  Services,
                                                        Inc., Emerald Asset
                                                        Management, Inc. and BNY
                                                        Hamilton  Distributors,
                                                        Inc.,  registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive  Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present, employee   of
3435 Stelzer Road                                       BISYS  Fund   Services,
Columbus, OH  43219-3035                                Inc.; from 1985 to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General Counsel,
                                                        Alliance Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,  employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from January  1987  to
                                                        April  1994;  Senior
                                                        Manager, KPMG  Peat
                                                        Marwick.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Adrian J. Waters, 33           Assistant Treasurer      From May 1993 to
BISYS Fund Services                                     present, employee   of
 (Ireland) Limited                                      BISYS Fund Services;
Floor 2, Block 2                                        from 1989 to May 1993,
Harcourt Center, Dublin 2, Ireland                      Manager, Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,                 For the Victory  International
Diversified Stock Fund, Growth                 Growth  Fund,   Ohio  Regional
Fund,  Stock  Index  Fund  and                 Stock Fund and  Special  Value
Value Fund:                                    Fund:

                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:

                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%


--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the SubAdviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ending October 31, 1993, 1994 and 1995 the Adviser earned investment advisory fees of $208,387, $163,736 and $183,193, respectively, after fee reductions of $122,469, $173,917 and $163,525 respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the SubAdviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS. Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the SubAdviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $_______ and $0, respectively, in brokerage commissions.


PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rates were 124.79% and 52.59%, respectively.


ADMINISTRATOR. Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $52,097, $39,988, and $86,670, respectively, after fee reductions of $30,095, $44,425 and $10, respectively.

DISTRIBUTOR. Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021 in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT. Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN. Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT. BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995 the Fund accountant earned fund accounting fees of $8,805, $39,520 and $43,204, respectively.

CUSTODIAN. Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995.

Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities;
(4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS. The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL. Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES. The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 92.46% of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund.

However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX


DESCRIPTION OF SECURITY RATINGS.

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:
         SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                             PRIME OBLIGATIONS FUND

                                  MARCH 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Prime Obligations Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........2  INVESTMENT  ADVISER KeyCorp Mutual
INVESTMENT LIMITATIONS AND RESTRICTIONS...8  Fund Advisers, Inc.
DETERMINING NET ASSET VALUE..............11
VALUATION OF PORTFOLIO SECURITIES........12  INVESTMENT   SUB-ADVISER   Society
PERFORMANCE COMPARISONS..................13  Asset Management, Inc.
ADDITIONAL PURCHASE, EXCHANGE AND
  REDEMPTION INFORMATION................ 14  ADMINISTRATOR    Concord   Holding
DIVIDENDS AND DISTRIBUTIONS..............15  Corporation
TAXES....................................15
TRUSTEES AND OFFICERS....................16  DISTRIBUTOR Victory  Broker-Dealer
ADVISORY AND OTHER CONTRACTS.............21  Services, Inc.
ADDITIONAL INFORMATION...................29
APPENDIX.................................33  TRANSFER   AGENT   Primary   Funds
                                             Service Corporation
INDEPENDENT AUDITOR'S REPORT
FINANCIAL STATEMENTS                         CUSTODIAN  Key  Trust  Company  of
                                             Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Prime Obligations Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL  INFORMATION  REGARDING  FUND  INVESTMENTS.   The  Fund's  investment
objective is to seek to provide current income consistent with liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality debt instruments.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub- Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

Under the guidelines adopted by the Board and in accordance with the Rule, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material
Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the SubAdviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than

30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

FOREIGN INVESTMENTS. Investments in Eurodollar Certificates of Deposits, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposits, Canadian Commercial Paper and Europaper may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when Key Advisers and the Sub-Adviser believe that the risks associated with such instruments are minimal.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 331/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1993 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1990 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

Fundamental limitation 5 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation.

         The following restrictions are not fundamental and may be changed without shareholder approval:

THE FUND MAY NOT:

1. Purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3.  Write or purchase put options or purchase call options.

4. Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. Buy state, municipal, or private activity bonds.

7. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the other money market funds of the Victory Portfolios.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD. The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in Rule 2a-7 (the "Rule"). Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES. The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS. The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                        VALUATION OF PORTFOLIO SECURITIES

As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland are open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                             PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

         o        portfolio quality;
         o        average portfolio maturity;
         o        type of instruments in which the portfolio is invested;
         o        changes in interest rates on money market instruments;
         o        changes in Fund expenses; and
         o        the relative amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD

The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 5.13%.

EFFECTIVE YIELD. The Fund's effective yield is computed by compounding the unannualized base period return by:

         o        adding 1 to the  base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 5.26%.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for the one and five year periods ended October 31, 1995 and the period since inception were 5.26%, 4.39% and 5.78%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's cumulative total returns for the five year period ended October 31, 1995 and the period since inception were 23.95% and 65.48% respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value per share at Valuation Time. The Fund's net asset value per share may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES. Shares are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES. Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the SubAdviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

CONVERSION TO FEDERAL FUNDS. It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES. The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request. Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."

REDEMPTION IN KIND. Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Victory Portfolios may redeem shares involuntarily if redemption appears appropriate in light of the Victory Portfolios' responsibilities under the 1940 Act.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:



                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.






------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement

                                                  Fund;  from May 1991 to August
                                                  1994,    Trustee,    Financial
                                                  Reserves  Fund  and  from  May
                                                  1993 to August 1994,  Trustee,
                                                  Ohio  Municipal  Money  Market
                                                  Fund;  Trustee,   The  Victory
                                                  Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS. Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.



                                       Pension or
                                  Retirement Benefits      Estimated Annual      Total Compensation      Total Compensation
                                  Accrued as Portfolio         Benefits                  from               from Victory
                                        Expenses            Upon Retirement             Fund             "Fund Complex" (1)
                                        --------           ----------------            ------            ------------------
Leigh A. Wilson, Trustee.......           -0-                    -0-                    $4,143.70             $46,716.97
Robert G. Brown, Trustee                  -0-                    -0-                     4,747.58              39,815.98
John D. Buckingham, Trustee(2).           -0-                    -0-                     2,818.92              18,841.89
Edward P. Campbell, Trustee               -0-                    -0-                     3,921.95              39,799.68
Harry Gazelle, Trustee.........           -0-                    -0-                     3,832.26              35,916.98
John W. Kemper, Trustee(2).....           -0-                    -0-                     2,818.92              22,567.31
Stanley I. Landgraf, Trustee...           -0-                    -0-                     3,921.95              34,615.98
Thomas F. Morrissey, Trustee...           -0-                    -0-                     3,921.95              40,366.98
H. Patrick Swygert, Trustee....           -0-                    -0-                     3,921.95              37,116.98
John R. Young, Trustee(2)......           -0-                    -0-                     2,915.30              21,963.81



(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS. The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:



                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and   Trustee   to   The
                                                        Victory  Funds  and  the
                                                        Key Funds.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER. Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

--------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:


For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%

For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the SubAdviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering subinvestment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS. Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31,1993, 1994 and 1995, the Adviser earned investment advisory fees of $2,131,049, $2,649,796 and $1,907,736, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT. In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS. Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the SubAdviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions.

As of February 21, 1996, the Fund believes that SNBOC and Company, Society National Bank's Private Banking Department, and Key Clearing Corp. were shareholders of record of 9.68%, 17.21% and 39.91%, respectively, of the outstanding shares of the Fund, but did not hold such shares beneficially.

ADMINISTRATOR. Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1993, 1994 and 1995, the Administrator earned aggregate administration fees of $913,307, $1,122,585 and $817,341, respectively, after fee reductions of $1,726, $13,042 and $0, respectively.

DISTRIBUTOR. Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distributor earned $721,000 in
underwriting  commissions,   and  retained   $107,000.


TRANSFER AGENT. Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended Ocotber 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

SHAREHOLDER SERVICING PLAN. Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and the Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5)arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT. BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund accountant earned fund accounting fees of $365,323, $454,251 and $260,571, respectively.

CUSTODIAN. Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS. The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL. Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES. The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware. The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that Society National Bank of Cleveland and Company, Society National Bank's Private Banking Department, and Key Clearing Corp. were shareholders of record of 9.68%, 17.21% and 39.91%, respectively, of the outstanding shares of the Fund, but did not hold such shares beneficially.

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                               SPECIAL GROWTH FUND




                                  March 1, 1996




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Special Growth Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


Investment Objective and Policies ......  1   INVESTMENT ADVISER
Investment Limitations and Restrictions. 11   Key  Corp  Mutual  Fund  Advisers,
Valuation of Portfolio Securities....... 13   Inc.
Performance ............................ 13
Additional Purchase, Performance,             INVESTMENT SUB-ADVISER
    Exchangeand Redemption Information.. 17   T. Rowe Price Associates, Inc.
Dividends and Distributions............. 19
Taxes    ............................... 19   ADMINISTRATOR
Trustees and Officers................... 20   Concord Holding Corporation
Advisory and  Other Contracts........... 30
Additional Information.................. 33   DISTRIBUTOR
Appendix ............................... 36   Victory  Broker-Dealer   Services,
                                              Inc.

Independent Auditor's Report                  TRANSFER AGENT
Financial Statements                          Primary Funds Service Corporation

                                              CUSTODIAN
                                              Key Trust Company of Ohio, N.A.

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to The Victory Special Growth Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. An investment in shares of the Fund should not be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

LOWER-RATED DEBT SECURITIES. The Fund may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated Ba to C by Moody's Investor Service, Inc. or BB to C by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by The
Victory Portfolios' Board of Trustees (the "Trustees" or the "Board of Trustees"), including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, Key Advisers' or the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Key Advisers or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of Key Advisers or the Sub-Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments and, through reports from Key Advisers or the Sub-Adviser the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, Key Advisers or the Sub-Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, Key Advisers or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may invest in loans and other direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; and fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "Commission"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WARRANTS. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Victory Portfolios will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board of Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. (See Variable and Floating Rate Notes.)

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes, subject to the Victory Portfolios' investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Victory Portfolios to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Victory Portfolios to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.

The Fund also may invest in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

The Fund does not engage in trading for short-term profits, and its portfolio turnover rate is not expected to exceed 200% (annualized). Nevertheless, changes in the Fund will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information -- Miscellaneous" in this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate in a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the fund in securities backed by mortgages on real estate or in marketable securities or companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940 (the "1940 Act"), except that (a) the Fund may engage in transactions which may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretation of the 1940 Act or an exemptive order;
(b) the Fund may acquire other securities that may be deemed senior securities to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the "1933 Act" in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The following restrictions are not fundamental and may be changed without shareholder approval:


1. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2. The Fund may borrow money only from a bank.

3. The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.

7. The Fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

STATE REGULATIONS.

In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (i) Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (ii) Fund has represented to the Texas State Securities Board that it will not invest more than 5% of their net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL.

The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                        VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                   PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                   Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                            ---
                                            cd

The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).
         c =      the average  daily number of shares of that class  outstanding during the 30-day period that were entitled to receive dividends.
         d =      the maximum  offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was (.58%.)

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield = Dividends         +    Number of days (accrual period)  x 365
                 ----------------
                 Max. Offering
                 Price (last day
                  of period)

         The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were .13% and
 .13%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV/P)-1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the Fund and the Predecessor Fund for the period from December 31, 1993 (commencement of operations) to October 31, 1995 at maximum offering price were 6.82% and 12.66%, respectively. For the one year period ended October 31, 1995, average annual total return was 15.07%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the Fund and the Predecessor Fund for the period from December 3, 1993 (commencement of operations) to October 31, 1995 at net asset value, was 9.75% and 18.29%, respectively. For the one year period ended October 31, 1995, average annual total return at net asset value was 20.83%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star. Morningstar ranks the shares of the Fund in relation to other equity funds.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate

Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds and Treasury bills as compared to an investment in shares of the Fund) as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800- 539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports,Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. The Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are applicable for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

EXCHANGING SHARES

Shares of the Victory Portfolios (see "Description of Victory Portfolios") may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with the same or a lower sales charge. Shares of any Victory money market portfolio or any Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory

Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                      TAXES

It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS
BOARD OF TRUSTEES

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. (However, effective on or about February 29, 1996, the Victory Portfolios will be converted into a Delaware business trust.) There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.





------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board of Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS. Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee and from the Victory "Fund Complex"(1) for the 12 month period ended on October 31, 1995.

                                Pension or Retirement Benefits    Estimated Annual          Total        Total Compensation
                                     Accrued as Portfolio             Benefits           Compensation        from Victory
                                           Expenses                Upon Retirement         from Fund     "Fund Complex" (1)
                                          ----------              ----------------        -----------    ------------------
Leigh A. Wilson, Trustee                     -0-                         -0-                  $417.32           $46,716.97
Robert G. Brown, Trustee                     -0-                         -0-                   401.99            39,815.98
John D. Buckingham, Trustee(2)               -0-                         -0-                   177.06            18,841.89
Edward P. Campbell, Trustee                  -0-                         -0-                   272.35            39,799.68
Harry Gazelle, Trustee                       -0-                         -0-                   341.34            35,916.98
John W. Kemper, Trustee(2)                   -0-                         -0-                   260.65            22,567.31
Stanley I. Landgraf, Trustee                 -0-                         -0-                   307.57            34,615.98
Thomas F. Morrissey, Trustee                 -0-                         -0-                   388.49            40,366.98
H. Patrick Swygert, Trustee                  -0-                         -0-                   388.49            37,116.98
John R. Young, Trustee(2)                    -0-                         -0-                   238.89            21,963.81


(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned

OFFICERS. The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and   Trustee   to   The
                                                        Victory  Funds  and  the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.


                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following table lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)
---------------
(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment SubAdvisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such Fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such Fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

The Investment Sub-Advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%

For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.

THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS. Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "Additional Information" in the Prospectuses), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined under the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and 1995 the Adviser earned investment advisory fees of $152,165 and $143,381, respectively, after fee reductions of $93,307 and $296,856, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers

Key Advisers has entered into an investment sub-advisory agreement with T. Rowe Price Associates, Inc. on behalf of the Fund. With respect to the day to day management of the Fund, under the sub-advisory agreement, the SubAdviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements (and the Investment Sub-Advisory Agreements), Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive prices (inclusive of any spread or commission), the Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers (or T. Rowe Price) believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers (or T. Rowe Price) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, the parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and 1995, the Fund paid $92,278, and $99,980, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended April 30, 1995 and the six months ended October 31, 1995, the Fund's portfolio turnover rates were 102.00% and 54.37%, respectively.

ADMINISTRATOR

Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Advisory Agreement. Prior to June, 1995, The Winsbury Company ("Winsbury") served as the Fund's administrator.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Board of Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Administrator earned aggregate administration fees of $28,373, and $33,202, respectively, after fee reductions of $8,447, and $32,831, respectively.

DISTRIBUTOR

Victory Broker-Dealer Services, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (i) by the Victory Portfolios' Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and
(ii) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994, Winsbury earned $212,021, in underwriting commissions, and retained $15; for the Fund's fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Shareholder Servicing Agreement. Under its agreement with the Victory

Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and
(5) to make periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser)are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's Portfolios' net asset value, the dividend and capital gain distributions, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly asset charge of $2,500 per taxable fund, and do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of $16,783, and $20,897, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Victory Portfolios' Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal period ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 99.48% of the outstanding shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of February 2, 1996:


                                                             Percent of Total of
                                                              Outstanding Shares
Name and Address                                   Shares        of Fund
----------------                                   ------         ------
La-Z-Boy Special Growth                          249,032.46       5.06%
La-Z-Boy Chair Company
1284 North Telegraph Road
Monroe, Michigan  48161-3390

KeyCorp Cash Balance Mutual/Equity Fund Society   1,957,599      39.74%
National Bank
127 Public Square
Cleveland, OH  44114


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will not be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of all of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the formula that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of the respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund that are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees of the Victory Portfolios and will be in accordance with generally accepted accounting principles. Determinations by the Trustees of the Victory Portfolios as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Victory Portfolios or such fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA.              Highest   credit   quality.   The  risk  factors  are
                           negligible   being  only   slightly   more  than  for
                           risk-free U.S. Treasury debt.

         AA+, AA,  AA-.    High credit  quality  Protection  factors are strong.
                           Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-.        Protection factors are average but adequate. However,
                           risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS.

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S.  Government Agency and Instrumentality  Obligations.

         Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                      STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


                              THE STOCK INDEX FUND




                                 March 1, 1996




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Stock Index Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.


INVESTMENT OBJECTIVE AND POLICIES        1   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS  7   KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES        9
PERFORMANCE                              9   INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND            Society Asset Management, Inc.
  REDEMPTION INFORMATION                13
DIVIDENDS AND DISTRIBUTION              15   ADMINISTRATOR
TAXES                                   16   Concord Holding Corporation
TRUSTEES AND OFFICERS                   17
ADVISORY AND OTHER CONTRACTS            21   DISTRIBUTOR
ADDITIONAL INFORMATION                  29   Victory Broker-Dealer Service, Inc.
APPENDIX                                33
INDEPENDENT AUDITOR'S REPORT                 TRANSFER AGENT
FINANCIAL STATEMENTS                         Primary Funds Service Corporation

                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.





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                      STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portf-olios which are currently active. This Statement of Additional Information relates to the Victory Stock Index Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. Any investment in shares of the Fund should not be made without first reading the Fund's Prospectus.


                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIt. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

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4. A floating  rate note that is subject to a demand  feature  will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

 OPTIONS. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

PUTS. The Fund may acquire and sell put options on the securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this Statement of Additional Information.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the deposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and

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price. At the time the Fund enters into a reverse repurchase agreement,  it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes (although the Fund may purchase futures contracts on an index to replicate a direct investment in an index's underlying securities); second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "Commission"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

                    INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information --Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

         The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not write or sell puts, straddles, spreads or combinations thereof or write or purchase put options or purchase call options.

4. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the other money market funds of the Victory Portfolios.

7.       The Fund will not buy state, municipal, or private activity bonds.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                       VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.


                                  PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                 Standardized Yield = 2 [(a-b + 1)6 - 1]
                                          ---
                                          cd

         The symbols above represent the following factors:

           a =       dividends and interest earned during the 30-day period.

           b = expenses accrued for the period (net of any expense reimbursements).

           c=        the   average   daily   number  of  shares  of  that  class
                     outstanding during the 30-day period that were entitled to receive dividends.

           d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 2.40% .


DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =           Dividends  +   Number of days (accrual period) x 365
                    ---------------------
                    Max. Offering Price (last day of period)


The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value as of October 31, 1995 were 2.01% and 2.11%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending redeemable value ("ERV"), according to the following formula:

                     (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                     (ERV/P) -1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 11.96% and 24.12%, respectively. For the one year period ended October 31, 1995 average annual total return was 19.72%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 3, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 14.85% and 30.32%, respectively. For the one year period ended October 31, 1995, average annual total return at net asset value was 25.72%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index (the "S&P 500"), the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds and Treasury bills as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules are indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios at a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code") if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                     TAXES

It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the IRS Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.


                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:


x
                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key
                                                  Mutual    Funds    (the   "Key
                                                  Funds"),   formerly  the  SBSF
                                                  Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).



------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.

The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.

                                            Pension or                                  Total
                                       Retirement Benefits      Estimated Annual      Compensa-               Total Compensation
                                            Accrued as              Benefits             tion                    from Victory
                                        Portfolio Expenses      Upon Retirement       from Fund                "Fund Complex"(1)

Leigh A. Wilson, Trustee...........            -0-                    -0-              $759.38                     $46,716.97
Robert G. Brown, Trustee...........            -0-                    -0-               797.69                      39,815.98
John D. Buckingham, Trustee(2).....            -0-                    -0-               356.16                      18,841.89
Edward P. Campbell, Trustee........            -0-                    -0-               689.90                      39,799.68
Harry Gazelle, Trustee.............            -0-                    -0-               661.40                      35,916.98
John W. Kemper, Trustee(2).........            -0-                    -0-               356.16                      22,567.31
Stanley I. Landgraf, Trustee.......            -0-                    -0-               689.90                      34,615.98
Thomas F. Morrissey, Trustee.......            -0-                    -0-               689.90                      40,366.98
H. Patrick Swygert, Trustee........            -0-                    -0-               689.90                      37,116.98
John R. Young, Trustee(2)..........            -0-                    -0-               379.85                      21,963.81

-----------------------

(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April, 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)        Resigned

OFFICERS.

           The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:

x
                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------


George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS


INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

           .25 OF 1% OF AVERAGE DAILY NET ASSETS
                     Victory Institutional Money Market Fund(1)

           .35 OF 1% OF AVERAGE DAILY NET ASSETS
                     Victory Prime Obligations Fund(1)
                     Victory U.S. Government Obligations Fund(1)
                     Victory Tax-Free Money Market Fund(1)

           .50 OF 1% OF AVERAGE  DAILY NET ASSETS
                     Victory Ohio Municipal Money Market Fund(1) Victory Limited Term Income Fund(1)
                     Victory  Government   Mortgage  Fund(1)
                     Victory  Financial  Reserves Fund(1)
                     Victory Fund for Income (2)

           .55 OF  1%  OF  AVERAGE  DAILY  NET  ASSETS
                     Victory   National Municipal  Bond  Fund(1)
                     Victory  Government  Bond Fund(1)
                     Victory New York Tax-Free Fund(1)

           .60 OF 1% OF AVERAGE  DAILY NET ASSETS
                     Victory Ohio  Municipal Bond Fund(1)
                     Victory Stock Index Fund(1)

           .65 OF 1% OF AVERAGE DAILY NET ASSETS
                     Victory Diversified Stock Fund(1)

           .75 OF 1% OF  AVERAGE  DAILY NET  ASSETS
                     Victory  Intermediate  Income  Fund(1)
                     Victory Investment Quality Bond Fund(1)
                     Victory Ohio Regional Stock Fund(1)

           1.00% OF AVERAGE DAILY NET ASSETS
                     Victory  Balanced Fund(1)
                     Victory Value Fund(1)
                     Victory Growth Fund(1)
                     Victory Special Value Fund(1)
                     Victory Special Growth Fund(3)

           1.10% OF AVERAGE DAILY NET ASSETS
                     Victory International Growth Fund(1)
-----------------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%



--------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.

THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information - Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1994 and October 31, 1995, the Adviser earned investment advisory fees of $286,360 and $489,171, respectively, after fee reductions of $100,857 and $194,774, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a subadviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the SubAdviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that
(i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.


GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal period ended October 31, 1994, and the fiscal year ended October 31, 1995, the Fund paid $12,176 and $24,243, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the fund's portfolio turnover rates were 11.91% and 1.44%, respectively.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding securities unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury") now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the Investment Company Act of 1940 due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund earned aggregate administration fees of [$0] and $0, respectively, after fee reductions of $170,986 and $194,774, respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act. For the Victory Portfolios' fiscal years ended October 31, 1994, Winsbury earned $212,021 in underwriting commissions, and retained $15. For the fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as the Fund may reasonably request to the extent you are permitted under applicable statutes, rules or regulations. FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund accountant earned fund accounting fees of $15,844 and $22,715, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6,1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to a fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Victory Portfolios, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that SNBOC and Company was shareholder of record of 99.56% of the outstanding shares of the Fund, but did not hold shares beneficially.

The following table indicates each additional person known by the Fund to own beneficially 5% or more of the shares of the Fund as of December 1, 1995:

-------------------------------------------------------------------------------
                                                       Percent of Total
                                                          Outstanding
Name and Address                      Shares            Shares of Fund
-------------------------------------------------------------------------------
Northern Trust                      833,524.32               5.79%
Attn:  Mutual Funds
P.O. Box 92956
Chicago, IL  60675-2956
-------------------------------------------------------------------------------
Eaton SPIP Victory Stock Index      969,690.90               6.74%
Eaton Corporation
Eaton Center
Cleveland, OH  44114
-------------------------------------------------------------------------------
Aultman Hospital                   1,109,239.01              7.70%
2600 6th Street SW
Canton, OH  44710
===============================================================================

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY UNDER DELAWARE LAW.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.


The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's( applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

           AAA.      Highest  credit  quality.  The risk factors are  negligible being only slightly more than for risk-free U.S. Treasury debt.

           AA+.      High credit quality Protection factors are strong.

           AA.       Risk is modest but may vary slightly from time to time

           AA-.      because of economic conditions.

           A+.       Protection factors are average but adequate.  However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

           AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

           A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

           IBCA's description of its three highest long-term debt ratings:

           AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

           AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

           A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

           Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

           -         Leading market positions in well-established industries.

           -         High rates of return on funds employed.

           -         Conservative   capitalization   structures   with  moderate
                     reliance on debt and ample asset protection.

           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

           Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

           A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

           A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

           A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

           Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
           Treasury short-term obligations.

           Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

           Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

           Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

           F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

           F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

           F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

           A+.  Obligations   supported  by  the  highest  capacity  for  timely
repayment.

           A1. Obligations supported by a very strong capacity for timely repayment.

           A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

           Moody's description of its two highest short-term loan/municipal note ratings:

           MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

           S&P's description of its two highest municipal note ratings:
           SP-1.  Very strong or strong  capacity to pay principal and interest.
           Those   issues    determined   to   possess    overwhelming    safety
           characteristics will be given a plus (+) designation.

           SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

           Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

           BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

           The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

           The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

           The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

           TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

           TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

           TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

           TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                           TAX-FREE MONEY MARKET FUND

                                  MARCH 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios - Tax-Free Money Market Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........2   INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS.10   KeyCorp Mutual Fund Advisers,
DETERMINING NET ASSET VALUE ............13   Inc.
VALUATION OF PORTFOLIO SECURITIES.......14
PERFORMANCE COMPARISONS.................15   INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND            Society Asset Management, Inc.
  REDEMPTION INFORMATION................16
DIVIDENDS AND DISTRIBUTIONS.............17
TAXES...................................17   ADMINISTRATOR
TRUSTEES AND OFFICERS...................17   Concord Holding Corporation
ADVISORY AND OTHER CONTRACTS............24
ADDITIONAL INFORMATION..................32   DISTRIBUTOR
APPENDIX................................35   Victory Broker-Dealer Services,
                                             Inc.
INDEPENDENT AUDITORS REPORT
FINANCIAL STATEMENTS                         TRANSFER AGENT
                                             Primary Funds Service
                                             Corporation

                                             CUSTODIAN
                                             Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Financial Reserves Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The Fund's investment objective is to seek to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality municipal securities.

The following policies supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

HIGH-QUALITY INVESTMENTS. As noted in the Prospectus for the Fund, the Fund may invest only in obligations determined by Key Advisers to present minimal credit risks under guidelines adopted by the Fund's Board of Trustees (the "Board of Trustees" or the "Trustees").

Investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical ratings organization ("NRSRO") or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by Key Advisers or the Sub-Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by Key Advisers or the Sub-Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund. (The above described securities which may be purchased by the Fund are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by Key Advisers or the Sub-Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by Key Advisers or the Sub-Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.

Under the guidelines adopted by the Board and in accordance with the Rule, Key Advisers or the Sub-Adviser may be required to dispose promptly of an obligation held by the Fund in the event of certain developments that indicate a diminution of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. In this regard, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether its net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders (a "Material
Deviation"). In the event the Trustees determine that a Material Deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, paying shareholder redemption requests in portfolio securities at their then-current market value, or establishing a net asset value per share by using readily available market quotations.

The Appendix of this Statement of Additional Information identifies each NRSRO which may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

MUNICIPAL SECURITIES. As stated in the Prospectus, the assets of the Fund will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"0. Under normal market conditions, at least 80% of the total assets of the Fund will be invested in Municipal Securities.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Among other types of  Municipal  Securities,  the Fund may  purchase  short-term
General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, provided they have remaining maturities of 397 days or less at the time of purchase.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Key Advisers will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

In addition, in accordance with its investment objective, the Fund may invest in private activity bonds, which may constitute Municipal Securities depending on the tax treatment of such bonds. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.

Key Advisers believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by Key Advisers. To the extent that the assets of the Fund are concentrated in Municipal Securities payable from revenues on similar projects, it will be subject to the peculiar risks presented by such projects to a greater extent than each would be if the Fund's assets were not so concentrated.

REFUNDED MUNICIPAL BONDS. Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of the Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds. As a diversified fund, the Fund will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic [and foreign] banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

[The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.]

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the SubAdviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by Key Advisers or the Sub-Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

PARTICIPATION INTERESTS. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities. Extendible debt securities purchased by the Fund are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

GOVERNMENT "MORTGAGE-BACKED" SECURITIES. The Fund may invest in obligations of certain agencies and instrumentalities of the U.S. Government. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA") or the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL. Mortgage-related securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Among the U.S. Government securities in which the Fund may invest are government "mortgage-backed" (or government guaranteed mortgage related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

GNMA CERTIFICATES. Certificates of GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and collateralized mortgage obligations ("CMOs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold PCs guarantee the timely payment of both principal and interest.

CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

PUTS. The Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Fund has the right to sell specified Municipal Securities within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Municipal Securities. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Municipal Securities, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).

ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.


                     INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "ADDITIONAL INFORMATION -- Miscellaneous" of this Statement of Additional Information).

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 331/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

8. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentali-ties, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

Fundamental limitation 5 is construed in conformity with the 1940 Act, and if any time Fund borrowings exceed an amount equal to one third of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3 limitation.

The following restrictions are not fundamental and may be changed without shareholder approval:

THE FUND MAY NOT:

1. Purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. Write or sell puts, straddles, spreads or combinations thereof or purchase put options (except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell those puts in connection with a sale of such Municipal Securities). In addition, the Fund may not purchase call options.

4. Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or under securities offered pursuant to Section 4(2) of, or securities otherwise subject to restriction or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

5. Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

6. Acquire an over the counter put if, immediately after such acquisition, more than 5% of the value of the Fund's total assets would be subject to over the counter puts from the same institution except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities. In applying the above-described limitation, the Fund will aggregate securities subject to over the counter puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, the Fund may not acquire an over the counter put that, by its terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities if, immediately after that acquisition, the value of the security or securities underlying that put, when aggregated with the value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the value of the Fund's total assets.

7. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the other money market funds of the Victory Portfolios.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board, that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                           DETERMINING NET ASSET VALUE

USE OF THE AMORTIZED COST METHOD. The Fund's use of the amortized cost method of valuing Fund instruments depends on its compliance with certain conditions contained in Rule 2a-7 (the "Rule"). Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

The Fund has elected to use the amortized cost method of valuation pursuant to the Rule. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to the Rule, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a portfolio's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees have also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES. The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average Fund maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS. The Rule requires that the Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more NRSRO. The Fund will limit the percentage allocation of its investments so as to comply with the Rule, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality.

The Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


                        VALUATION OF PORTFOLIO SECURITIES

As indicated in the Prospectuses, the net asset value of The Fund is determined and the shares of each Fund are priced as of the Valuation Time(s) on each Business Day of the Fund. A "Business Day" is a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Cleveland are open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changed in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Victory Portfolios' Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of each of the Funds for purposes of sales and redemption at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action , if any, should be initiated. If the trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. Theses steps amy include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.


                             PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

         o        portfolio quality;
         o        average portfolio maturity;
         o        type of  instruments  in which the  portfolio is  invested;
         o        changes  in  interest  rates on money  market  instruments;
         o        changes in Fund  expenses;  and
         o        the relative  amount of Fund cash flow.

From time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. (See "Performance" in the Prospectus).

YIELD. The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o        multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Fund, the yield will be reduced for those shareholders paying those fees. For the seven-day period ended October 31, 1995, the Fund's yield was 3.26%.

EFFECTIVE YIELD. The Fund's effective yield is computed by compounding the unannualized base period return by:

         o        adding 1 to the  base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

For the seven-day period ended October 31, 1995, the Fund's effective yield was 3.31%.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in each Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The Fund's average annual total returns for the one and five year periods ended October 31, 1995 and the period since inception were 3.42%, 2.97% and 3.80%, respectively.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The Fund's cumulative total returns for the five year period ended October 31, 1995 and the period since inception were 15.74% and 30.75%, respectively.


            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE and Federal Reserve Bank of Cleveland holiday closing schedule indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value per share at Valuation Time. A Fund's net asset value per share may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value per share of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

PURCHASING SHARES. Shares are sold at their net asset value without a sales charge on a Business Day that the NYSE and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "How to Invest, Exchange and Redeem."

EXCHANGING SHARES. Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the SubAdviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

CONVERSION TO FEDERAL FUNDS. It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. Converting the funds to federal funds is normally accomplished within two business days of receipt of the check.

REDEEMING SHARES. The Fund redeems shares at the net asset value next calculated after the Transfer Agent has received the redemption request. Redemption procedures are explained in the prospectus under "How to Invest, Exchange and Redeem."

REDEMPTION IN KIND. Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares dividends from its net investment income daily and pays such dividends on or around the second business day of the succeeding month. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on Fund assets, if any, less all expenses and liabilities of that Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.


                                      TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh  International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief Executive  Officer,
                                                  Paribas North America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key Mutual
                                                  Funds   (the   "Key   Funds"),
                                                  formerly the SBSF Funds.

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland  Advanced
Riviera Beach, FL  33404                          Manufacturing  Program
                                                  (non-profit  corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson  Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  the Key Funds.


------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer  Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology, Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,  Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,  Queensland,
Management                                        Australia;  Professor,
Case Western Reserve University                   Weatherhead School   of
10900 Euclid Avenue                               Management, Case Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead  School of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's  Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice President,  Temple
                                                  University;  Trustee,  the
                                                  Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the

Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                                                     Estimated Annual            Total           Total Compensation
                                  Pension or Retirement Benefits         Benefits             Compensation          from Victory
                                   Accrued as Portfolio Expenses      Upon Retirement          from Fund         "Fund Complex" (1)
Leigh A. Wilson, Trustee.......                 -0-                        -0-                   $1,661.60             $46,716.97
Robert G. Brown, Trustee                        -0-                        -0-                    1,781.03              39,815.98
John D. Buckingham, Trustee(2).                 -0-                        -0-                      853.51              18,841.89
Edward P. Campbell, Trustee....                 -0-                        -0-                    1,523.27              39,799.68
Harry Gazelle, Trustee.........                 -0-                        -0-                    1,467.67              35,916.98
John W. Kemper, Trustee(2).....                 -0-                        -0-                      853.51              22,567.31
Stanley I. Landgraf, Trustee...                 -0-                        -0-                    1,523.57              34,615.98
Thomas F. Morrissey, Trustee...                 -0-                        -0-                    1,523.57              40,366.98
H. Patrick Swygert, Trustee....                 -0-                        -0-                    1,523.57              37,116.98
John R. Young, Trustee(2)......                 -0-                        -0-                      900.37              21,963.81



(1) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

(2)      Resigned


OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman and Chief
53 Sylvan Road North                                    Executive Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989, Chief  Executive
                                                        Officer,  Paribas  North
                                                        America and Paribas
                                                        Corporation;   President
                                                        and  Trustee  to  The  -
                                                        Victory  Funds  and  Key
                                                        Mutual Funds.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------
William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer  of other
New York, New York  10019                               investment companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and Chief  Executive
                                                        Officer  of  Vista
                                                        Broker-Dealer  Services,
                                                        Inc., Emerald Asset
                                                        Management, Inc. and BNY
                                                        Hamilton  Distributors,
                                                        Inc.,  registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive  Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present, employee   of
3435 Stelzer Road                                       BISYS  Fund   Services,
Columbus, OH  43219-3035                                Inc.; from 1985 to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General Counsel,
                                                        Alliance Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,  employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from January  1987  to
                                                        April  1994;  Senior
                                                        Manager, KPMG  Peat
                                                        Marwick.

Adrian J. Waters, 33           Assistant Treasurer      From May 1993 to
BISYS Fund Services                                     present, employee   of
 (Ireland) Limited                                      BISYS Fund Services;
Floor 2, Block 2                                        from 1989 to May 1993,
Harcourt Center, Dublin 2, Ireland                      Manager, Price
                                                        Waterhouse.

The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER. Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory  Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

-------------

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below, following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

         The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For the Victory Balanced Fund,                 For the Victory  International
Diversified Stock Fund, Growth                 Growth  Fund,   Ohio  Regional
Fund,  Stock  Index  Fund  and                 Stock Fund and  Special  Value
Value Fund:                                    Fund:

                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:

                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%


--------------------
(1) As a percentage of average daily net assets. Note, however, that the SubAdviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering subinvestment advisory services by the Sub-Adviser, and will be in writing.

THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS. Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society National Bank served as investment adviser to the Fund. From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995 the Adviser earned investment advisory fees of $627,366, $707,270,and $829,802, respectively, after fee reductions of $22,975,
$34,905 and $34,209,respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT. In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS. Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the SubAdviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the SubAdviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Fund purchases portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory

Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers and the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal years ended October 31, 1994 and October 31, 1995, the Fund did not pay any brokerage commissions.

ADMINISTRATOR. Currently, Concord Holding Corporation ("CHC") serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Sub-Investment Advisory Agreement). Prior to June 5, 1995, the Winsbury Company ("Winsbury"), now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal years ended October 31, 1993, 1994 and 1995, the Administrator earned aggregate administration fees of $268,871, $306,609 and $370,209, respectively, after fee reductions of $1,413, $12,066 and $0, respectively.

DISTRIBUTOR. Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994 Winsbury earned $212,021, in underwriting commissions, and retained $15; for the fiscal year ended October 31, 1995, the Distribution earned $721,000 in underwriting commissions, and retained $107,000.

TRANSFER AGENT. Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholder Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN. Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and SubAdviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

FUND ACCOUNTANT. BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. Money Market Funds will have no incremental asset charge when net assets exceed $500 million. These annual fees are subject to a minimum monthly assets charge of $2,917 per tax-free fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal years ended October 31, 1993, 1994 and 1995, the Fund accountant earned fund accounting fees of $107,548, $129,044 and $112,625, respectively.

CUSTODIAN. Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS. The financial highlights appearing in the Prospectus has been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which, for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL. Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES. The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a business trust organized under the laws of Delaware.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios. On February 29, 1996, the Victory Portfolios reorganized as a Delaware business trust. The currently effective Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes that Society National Bank of Cleveland and Company, Society National Bank's Private Banking, and Key Clearing were shareholders of record of 54.33%, 33.42% and 10.37%, respectively, of the outstanding shares of the Fund, but did not own such shares beneficially.


Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2)
when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value per share of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                    APPENDIX

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

         Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                        Rule 497(c)
                                                        Registration No. 33-8982

                      STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

                                   VALUE FUND

                                 March 1, 1996


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The Victory Portfolios Value Fund, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing The Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephoning toll free 800-539-FUND or 800-539-3863.

INVESTMENT OBJECTIVE AND POLICIES ...... 2  INVESTMENT ADVISER
INVESTMENT LIMITATIONS AND RESTRICTIONS..9  KeyCorp Mutual Fund Advisers, Inc.
VALUATION OF PORTFOLIO SECURITIES.......11
PERFORMANCE.............................11  INVESTMENT SUB-ADVISER
ADDITIONAL PURCHASE, EXCHANGE AND.........  Society Asset Management, Inc.
  REDEMPTION INFORMATION................15
DIVIDENDS AND DISTRIBUTION..............17  ADMINISTRATOR
TAXES    ...............................17  Concord Holding Corporation
TRUSTEES AND OFFICERS...................18
ADVISORY AND OTHER CONTRACTS............23  DISTRIBUTOR
ADDITIONAL INFORMATION .................31  Victory Broker-Dealer Service, Inc.
APPENDIX ...............................35
                                            TRANSFER AGENT
INDEPENDENT AUDITOR'S REPORT                Primary Funds Service Corporation
FINANCIAL STATEMENTS
                                            CUSTODIAN
                                            Key Trust Company of Ohio, N.A.

                      STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consist of twenty-eight series of units of beneficial interest ("shares"), four of which series are currently inactive. The outstanding shares represent interests in the twenty-four separate investment portfolios which are currently active. This Statement of Additional Information relates to the Victory Value Fund (the "Fund") only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies supplement the investment objectives and policies of the Fund as set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by a NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and Key Advisers or the Sub-Adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Key Advisers or the Sub-Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by Key Advisers or the Sub-Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Key Advisers or the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes may have maturities of more than one year, as follows:

1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

OPTIONS. The Fund may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write such call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of its investment objective, the Fund generally would write call options only in circumstances where Key Advisers or the Sub-Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in high quality investments or cash during times of unusual market conditions for defensive purposes and in order to accommodate shareholder redemption requests although currently it does not intend to do so. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in securities and thereby reduce the Fund's yield or total return.

MISCELLANEOUS SECURITIES. The Fund can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

SECURITIES   LENDING.   The  Fund  may  lend   its   portfolio   securities   to
broker-dealers, banks or institutional borrowers of securities.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "Commission"), the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which the Fund's shares are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements.

"WHEN-ISSUED" SECURITIES. The Fund may purchase securities on a "when issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when issued" basis, the Victory Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase "when issued" securities for speculative purposes, but only in furtherance of its investment objective.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "Commission"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, Key Advisers and the Sub-Adviser do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option.

PUTS. The Fund may acquire and sell put options on the securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (1) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Funds' assets at a rate of return more favorable than that of the underlying security.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "Valuation of Portfolio Securities" in this Statement of Additional Information.

The Fund also may invest, consistent with their investment objective and policies, in zero coupon bonds, which are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations.

                    INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to the Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information --Miscellaneous" of this Statement of Additional Information.

THE FUND MAY NOT:

1. Participate on a joint or joint and several basis in any securities trading account.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

5. Borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

7. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities.

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

9. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Victory Portfolios or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. The Fund will not invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. Key Advisers or the Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors. However, because state securities laws may limit the Fund's investment in Restricted Securities (regardless of the liquidity of the investment), investments in Restricted Securities resalable under Rule 144A will continue to be subject to applicable state law requirements until such time, if ever, that such limitations are changed.

4. The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios.

STATE REGULATIONS. In addition, the Fund, so long as its shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, is subject to the following non-fundamental policies, which may be modified in the future by the Trustees without a vote of the Fund's shareholders: (1) the Fund has represented to the Texas State Securities Board that it will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate); and (2) the Fund has represented to the Texas State Securities Board that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market; provided that, included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.


                       VALUATION OF PORTFOLIO SECURITIES

Investment securities held by the Fund are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

                                  PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses.

STANDARDIZED YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                           Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                                    ---
                                                    cd

         The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.

         b = expenses accrued for the period (net of any expense reimbursements).

         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

         d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ. The yield for the 30-day period ended October 31, 1995 was 1.82% .


DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class A) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =         Dividends       + Number of days (accrual period) x 365
                 ---------------------------
            Max. Offering Price (last day of period)

The maximum offering price for shares includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields at maximum offering price and net asset value for the 30-day period ended October 31, 1995 were 2.22% and 2.33%, respectively.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

         (ERV/P)^1/N-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

         (ERV/P)- 1 = Total Return

In calculating total returns, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return for the period from December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund) at maximum offering price were 10.13% and 20.26%, respectively.
For the one year period ended October 31, 1995 annual total return was 16.42%.

From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return for the period December 10, 1993 (commencement of operations) to October 31, 1995 (life of fund), at net asset value, was 12.97% and 26.28%, respectively. For the one year period ended October 31, 1995, average annual total return was 22.28%.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against (1) all other funds, excluding money market funds, and (2) all other government bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

The total return on an investment made in shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon

Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any
Fund). Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills, as compared to an investment in shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling 1-800-539-3863.

Investors may also judge, and the Fund may at times advertise, the performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return and investment risk of an investment in the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") and Federal Reserve Bank of Cleveland holiday closing schedules indicated in the Prospectus under "Share Price" are subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the Commission to warrant such action, the Fund's Transfer Agent will determine the Fund's net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

If, in the opinion of the Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying the Fund's exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserves the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Key Advisers or the Sub-Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


PURCHASING SHARES

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more alone or in combination with purchases of shares of other funds of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on future purchases of shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of the Fund alone or in combination with shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES

Shares of Fund may be exchanged for shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge. Shares of any Victory money market fund or any other fund of the Victory Portfolios with a reduced sales charge may be exchanged for shares of the Fund upon payment of the difference in the sales charge.

REDEEMING SHARES

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares of the Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No charge is currently made for reinvestment in shares of the Fund but a reinvestment in shares of certain other Victory Portfolios is subject to a $5.00 service fee. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code of 1986, as amended (the "IRS Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. The reinstatement must be into an account bearing the same registration. This privilege may be exercised only once by a shareholder with respect to the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to Key Advisers or the Sub-Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                     TAXES

It is the policy of the Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code. By following such policy and distributing its income and gains currently with respect to each taxable year, the Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and concentrate investments. If the Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Victory Portfolios will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the Internal Revenue Service for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                             TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios were previously managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. Effective February 29, 1996, the Victory Portfolios were converted to a Delaware business trust. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Leigh A. Wilson*, 51           Trustee and        From 1989 to present, Chairman
Glenleigh International Ltd.   President          and Chief  Executive  Officer,
53 Sylvan Road North                              Glenleigh        International
Westport, CT  06880                               Limited;  from  1984 to  1989,
                                                  Chief    Executive    Officer,
                                                  Paribas   North   America  and
                                                  Paribas Corporation; President
                                                  and Trustee, The Victory Funds
                                                  and   the   Spears,    Benzak,
                                                  Salomon and Farrell Funds (the
                                                  "SBSF Funds"),  dba Key
                                                  Mutual    Funds    (the   "Key
                                                  Funds"),   formerly  the  SBSF
                                                  Funds.



------------
* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                               Position(s) Held
                               With the Victory   Principal Occupation
Name, Address and Age          Portfolios         During Past 5 Years
---------------------          ----------------   -------------------

Robert G. Brown, 72            Trustee            Retired;  from October 1983 to
5460 N. Ocean Drive                               November   1990,    President,
Singer Island                                     Cleveland             Advanced
Riviera Beach, FL  33404                          Manufacturing          Program
                                                  (non-profit        corporation
                                                  engaged in  regional  economic
                                                  development).

Edward P. Campbell, 46         Trustee            From  March  1994 to  present,
Nordson Corporation                               Executive  Vice  President and
28601 Clemens Road                                Chief  Operating   Officer  of
Westlake, OH  44145                               Nordson            Corporation
                                                  (manufacturer  of  application
                                                  equipment);  from  May 1988 to
                                                  March 1994,  Vice President of
                                                  Nordson Corporation; from 1987
                                                  to  December  1994,  member of
                                                  the  Supervisory  Committee of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds and
                                                  Key Funds.

Dr. Harry Gazelle, 68          Trustee            Retired radiologist, Drs. Hill
17822 Lake Road                                   and Thomas Corp.; Trustee, The
Lakewood, Ohio  44107                             Victory Funds.

Stanley I. Landgraf, 70        Trustee            Retired;  currently,  Trustee,
41 Traditional Lane                               Rensselaer         Polytechnic
Loudonville, NY  12211                            Institute;   Director,  Elenel
                                                  Corporation   and   Mechanical
                                                  Technology,    Inc.;   Member,
                                                  Board of Overseers,  School of
                                                  Management,         Rensselaer
                                                  Polytechnic Institute; Member,
                                                  The  Fifty  Group  (a  Capital
                                                  Region business organization);
                                                  Trustee, The Victory Funds.

Dr. Thomas F. Morrissey, 62    Trustee            1995  Visiting  Scholar,  Bond
Weatherhead School of                             University,        Queensland,
Management                                        Australia;          Professor,
Case Western Reserve University                   Weatherhead      School     of
10900 Euclid Avenue                               Management,    Case    Western
Cleveland, OH  44106-7235                         Reserve University;  from 1989
                                                  to  1995,  Associate  Dean  of
                                                  Weatherhead      School     of
                                                  Management;   from   1987   to
                                                  December  1994,  Member of the
                                                  Supervisory    Committee    of
                                                  Society's           Collective
                                                  Investment   Retirement  Fund;
                                                  from May 1991 to August  1994,
                                                  Trustee,   Financial  Reserves
                                                  Fund  and  from  May  1993  to
                                                  August  1994,  Trustee,   Ohio
                                                  Municipal  Money  Market Fund;
                                                  Trustee, The Victory Funds.

Dr. H. Patrick Swygert, 52     Trustee            President,  Howard University;
Howard University                                 formerly   President,    State
2400 6th Street, N.W.                             University   of  New  York  at
Suite 320                                         Albany;  formerly,   Executive
Washington, D.C.  20059                           Vice     President,     Temple
                                                  University;    Trustee,    the
                                                  Victory Funds.



The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Landgraf (Chairman), Morrissey and Brown, who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Independent Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

The Investment Policy Committee met four times during the 12 months ended October 31, 1995. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met twice since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met three times, one time and one time, respectively, during the 12 month period ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1995.


                                       PENSION OR
                                       RETIREMENT                                                          TOTAL
                                        BENEFITS             ESTIMATED ANNUAL         TOTAL            COMPENSATION
                                       ACCRUED AS              BENEFITS UPON      COMPENSATION         FROM VICTORY
                                   PORTFOLIO EXPENSES           RETIREMENT          FROM FUND         "FUND COMPLEX"1
 Robert G. Brown, Trustee                 -0-                      -0-             $1,842.48           $39,815.98
John D. Buckingham,2                      -0-                      -0-                840.54           $18,841.89
  Trustee
Edward P. Campbell,                       -0-                      -0-              1,581.23            33,799.68
  Trustee
Harry Gazelle, Trustee                    -0-                      -0-              1,522.01            35,916.98
John W. Kemper,                           -0-                      -0-                841.91            22,567.31
  Trustee2
Stanley I. Landgraf,                      -0-                      -0-              1,580.86            34,615.98
  Trustee
Thomas F. Morrissey,                      -0-                      -0-              1,583.17            40,366.98
  Trustee
H. Patrick Swygert,                       -0-                      -0-              1,583.17            37,116.98
  Trustee
Leigh A. Wilson, Trustee                  -0-                      -0-              1,732.57            46,716.97
John R. Young, Trustee2                   -0-                      -0-                899.81            21,963.81



1 For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Victory Portfolios as of June 5, 1995), the Key Funds, formerly the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April,
         1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Victory Balanced Fund and Victory Government Mortgage Fund as of December 19, 1994. There are presently 24 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

2        Resigned

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses and principal occupations during the past five years, are as follows:


                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Leigh A. Wilson, 51             President and Trustee   From  1989  to  present,
Glenleigh International Ltd.                            Chairman    and    Chief
53 Sylvan Road North                                    Executive       Officer,
Westport, CT  06880                                     Glenleigh  International
                                                        Limited;  from  1984  to
                                                        1989,   Chief  Executive
                                                        Officer,  Paribas  North
                                                        America    and   Paribas
                                                        Corporation;   President
                                                        and  Trustee to The
                                                        Victory Funds and the
                                                        Key Funds.

William B. Blundin, 57         Vice President           Senior Vice President of
BISYS Fund Services                                     BISYS   Fund   Services;
125 West 55th Street                                    officer     of     other
New York, New York  10019                               investment     companies
                                                        administered   by  BISYS
                                                        Fund Services; President
                                                        and   Chief    Executive
                                                        Officer     of     Vista
                                                        Broker-Dealer  Services,
                                                        Inc.,    Emerald   Asset
                                                        Management, Inc. and BNY
                                                        Hamilton   Distributors,
                                                        Inc.,         registered
                                                        broker/dealers.

J. David Huber, 49             Vice President           Executive           Vice
BISYS Fund Services                                     President,   BISYS  Fund
3435 Stelzer Road                                       Services.
Columbus, OH  43219-3035

Scott A. Englehart, 33         Secretary                From   October  1990  to
BISYS Fund Services                                     present,   employee   of
3435 Stelzer Road                                       BISYS   Fund   Services,
Columbus, OH  43219-3035                                Inc.;   from   1985   to
                                                        October 1990, Manager of
                                                        Banking  Center,   Fifth
                                                        Third Bank.

George O. Martinez, 36         Assistant Secretary      From   March   1995   to
BISYS Fund Services                                     present,   Senior   Vice
3435 Stelzer Road                                       President  and  Director
Columbus, OH  43219-3035                                of Legal and  Compliance
                                                        Services,   BISYS   Fund
                                                        Services; from June 1989
                                                        to  March   1995,   Vice
                                                        President  and Associate
                                                        General         Counsel,
                                                        Alliance         Capital
                                                        Management.

Martin R. Dean,  32            Treasurer                From    May    1994   to
BISYS Fund  Services                                    present,   employee   of
3435  Stelzer Road                                      BISYS   Fund   Services;
Columbus, OH 43219-3035                                 from   January  1987  to
                                                        April    1994;    Senior
                                                        Manager,    KPMG    Peat
                                                        Marwick.

                                POSITION(S) WITH THE     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS            VICTORY PORTFOLIOS      DURING PAST 5 YEARS
-----------------------------  ----------------------   ----------------------

Adrian J. Waters, 33           Assistant Treasurer      From    May    1993   to
BISYS Fund Services                                     present,   employee   of
 (Ireland) Limited                                      BISYS   Fund   Services;
Floor 2, Block 2                                        from  1989 to May  1993,
Harcourt Center, Dublin 2, Ireland                      Manager,           Price
                                                        Waterhouse.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. Concord Holding Corporation receives fees from the Victory Portfolios for acting as Administrator.

As of January 6, 1996, the Trustees and officers as a group owned beneficially less than 1% of the Fund.

                          ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1995, KeyCorp had an asset base of $68 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.
Society National Bank is the lead affiliate bank of KeyCorp.

The following schedule lists the advisory fees for each mutual fund that is advised by Key Advisers.

         .25 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Institutional Money Market Fund (1)

         .35 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Prime Obligations Fund (1)
                  Victory U.S. Government Obligations Fund (1)
                  Victory Tax-Free Money Market Fund (1)

         .50 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Money Market Fund (1)
                  Victory Limited  Term  Income  Fund  (1)
                  Victory Government Mortgage Fund (1)
                  Victory Financial Reserves Fund (1)
                  Victory Fund for Income (2)

         .55 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory National Municipal Bond Fund (1)
                  Victory Government Bond Fund (1)
                  Victory New York Tax-Free Fund (1)

         .60 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Ohio Municipal Bond Fund (1)
                  Victory Stock Index Fund (1)

         .65 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Diversified Stock Fund (1)

         .75 OF 1% OF AVERAGE DAILY NET ASSETS
                  Victory Intermediate Income Fund (1)
                  Victory Investment Quality Bond Fund (1)
                  Victory Ohio Regional Stock Fund (1)

         1.00%    OF AVERAGE DAILY NET ASSETS
                  Victory Balanced Fund (1)
                  Victory Value Fund (1)
                  Victory Growth Fund (1)
                  Victory Special Value Fund (1)
                  Victory Special Growth Fund (3)

         1.10% OF AVERAGE DAILY NET ASSETS
                  Victory International Growth Fund (1)

(1) Society Asset Management, Inc. serves as sub-adviser to each of these funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to the table set forth below following these footnotes.

(2) First Albany Asset Management Corporation serves as sub-adviser to the Victory Fund for Income, for which it receives .20% of such fund's average daily net assets.

(3) T. Rowe Price Associates, Inc. serves as sub-adviser to the Victory Special Growth Fund, for which it receives .25% of such fund's average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.


The Investment Sub-advisory fees payable by Key Advisers to the Sub-Adviser are as follows:

For  the  Victory   Balanced  Fund,      For the Victory  International  Growth
Diversified   Stock  Fund,   Growth      Ohio  Regional  Stock  Fund and  Fund,
Fund,  Stock  Index  Fund and Value      Value Special Fund:
Fund:


                        Rate of                                   Rate of
    Net Assets      Sub-Advisory Fee(1)     Net Assets       Sub-Advisory Fee(1)

Up to $10,000,000       0.65%            Up to $10,000,000        0.90%
Next $15,000,000        0.50%            Next $15,000,000         0.70%
Next $25,000,000        0.40%            Next $25,000,000         0.55%
Above $50,000,000       0.35%            Above $50,000,000        0.45%


For the Victory Intermediate Income       For  the  Victory  Prime   Obligations
Fund, Investment Quality Bond Fund,       Fund, Tax-Free Money Market Fund, U.S.
Limited  Term  Income  Fund,   Ohio       Government Obligations Fund, Financial
Municipal  Bond  Fund,   Government       Reserves  Fund,   Institutional  Money
Bond  Fund,   Government   Mortgage       Market Fund and Ohio  Municipal  Money
Fund,  National Municipal Bond Fund       Market Fund:
and New York Tax-Free Fund:


                         Rate of                                   Rate of
       Net Assets    Sub-Advisory Fee(1)     Net Assets      Sub-Advisory Fee(1)

Up to $10,000,000        0.40%            Up to $10,000,000         0.25%
Next $15,000,000         0.30%            Next $15,000,000          0.20%
Next $25,000,000         0.25%            Next $25,000,000          0.15%
Above $50,000,000        0.20%            Above $50,000,000         0.125%

-------------------

(1) As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and will be in writing.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between Key Advisers and the Victory Portfolios on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by Key Advisers. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Prior to January, 1993, Society served as investment adviser to the Fund. From January 1, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Fund. For the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Adviser earned investment advisory fees of $979,887, and 1,771,834, respectively, after fee reductions of $575,355 and $810,820, respectively.

Under the Investment Advisory Agreement, Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that Key Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers.

Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. With respect to the day to day management of the Fund, under the sub-advisory agreement, the Sub-Adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. The sub-advisory arrangement does not result in the payment of additional fees by the Fund.

GLASS-STEAGALL ACT.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser including, but not limited to: (1) descriptions of the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A., Key Advisers and the Sub-Adviser.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement (and the Investment Sub-Advisory Agreement), Key Advisers and the Sub-Adviser determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While Key Advisers and the Sub-Adviser generally seek competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by Key Advisers or the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Key Advisers or the Sub-Adviser may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Key Advisers or the Sub-Adviser and does not reduce the investment advisory fees payable to Key Advisers by the Fund. Such information may be useful to Key Advisers or the Sub-Adviser in serving both the Victory
Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers or the Sub-Adviser in carrying out its obligations to the Victory Portfolios. In the future, the Trustees may also authorize the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. In such event, the Trustees will adopt procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or their affiliates, or Concord Holding Corporation, Victory Broker-Dealer Services, Inc. or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or Concord Holding Corporation or Victory Broker-Dealer Services, Inc. with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those made for the other funds of the Victory Portfolios or any other investment company or account managed by Key Advisers or the Sub-Adviser. Such other funds, investment companies or accounts may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers or the Sub-Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, Key Advisers or the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, Key Advisers (and the Sub-Adviser) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Key Advisers or the Sub-Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers or the Sub-Adviser, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.

In the fiscal period ended October 31, 1994 and the fiscal year ended October 31, 1995, the Fund paid $196,716, and $218,770, respectively, in brokerage commissions.

PORTFOLIO TURNOVER. The turnover rate stated in the Prospectus for the Fund's investment portfolio is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. In the fiscal year ended October 31, 1995 and the fiscal period ended October 31, 1994, the fund's portfolio turnover rates were 23.03% and 39.05% respectively.

ADMINISTRATOR.

Currently, Concord Holding Corporation ("CHC") serves as general manager and administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed by Key Advisers or the Sub-Adviser under the Investment Advisory Agreement and Investment SubAdvisory Agreement. Prior to June 5, 1995, the Winsbury Company ("Winsbury") now known as BISYS Fund Services, served as the Fund's administrator.

While CHC and Winsbury are distinct legal entities from BISYS Fund Services, CHC and Winsbury are considered to be affiliated persons of BISYS Fund Services under the 1940 Act due to, among other things, the fact that CHC and Winsbury are owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

CHC receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreements, calculated daily and paid monthly, at the annual rate of fifteen one hundredths of one percent (.15%) of the Fund's average daily net assets. CHC may periodically waive all or a portion of its fee with respect to the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Victory Portfolios' Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that CHC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, CHC assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, CHC may delegate all or any part of its responsibilities thereunder.

In the fiscal period ended October 31, 1994 and fiscal year ended October 31, 1995, the Administrator earned aggregate administration fees of $224,695 and $387,398, respectively, after fee reductions of $8,592, and $0 respectively.

DISTRIBUTOR.

Victory Broker-Dealer Services, Inc. serves as distributor (the "Distributor") for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Prior to May 31, 1995, Winsbury served as distributor of the Fund. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. For the Victory Portfolios' fiscal year ended October 31, 1994, Winsbury earned $212,021 in underwriting commissions, and retained $15; for the Fund's fiscal year ended October 31, 1995, the Distributor earned $721,000 in underwriting commissions and retained $107,000.

TRANSFER AGENT.

Primary Funds Service Corporation ("PFSC") serves as transfer agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency Agreement. Under its agreement with the Victory Portfolios, PFSC has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations. For the services provided under the Transfer Agency and Shareholders Servicing Agreement, PFSC receives a maximum monthly fee of $1,250 from the Fund, and a maximum of $3.50 per account of the Fund.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals regarding this Plan; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and paid monthly, in amounts aggregating not more than twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per year. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees of the Victory Portfolios, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers, the Sub-Adviser or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this

Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers, Sub-Adviser or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Victory Portfolios dated June 5, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS Fund Services Ohio, Inc. calculates the Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS Fund Services Ohio, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class. In the fiscal period ended October 31, 1994, and the fiscal year ended October 31, 1995, the Fund accountant earned fund accounting fees of $96,327, and $124,400, respectively.

CUSTODIAN.

Cash and securities owned by the Fund are held by Key Trust Company of Ohio, N.A. as custodian. Key Trust Company of Ohio, N.A. serves as custodian to the Fund pursuant to a Custodian Agreement dated May 24, 1995. Under this Agreement, Key Trust Company of Ohio, N.A. (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Victory Portfolios' operations. Key Trust Company of Ohio, N.A. may, with the approval of the Victory Portfolios and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Key Trust Company of Ohio, N.A. shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.

The financial highlights appearing in the Prospectus have been derived from financial statements of the Fund incorporated by reference in this Statement of Additional Information which for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand L.L.P., as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as the Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Fund bears the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

If total expenses borne by the Fund in any fiscal year exceeds expense limitations imposed by applicable state securities regulations, Key Advisers or the Administrator will waive their fees to the extent such excess expenses exceed such expense limitation in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Fund limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets, and 1.5% of its remaining average net assets. Any expenses to be borne by Key Advisers or the Administrator will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by Key Advisers, the Sub-Adviser, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of any such expense limitation.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. Its Delaware Trust Instrument was adopted on December 6, 1995 and a certificate of Trust for the Trust was filed in Delaware on December 21, 1995. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust.

The previously effective Massachusetts Declaration of Trust, pursuant to which the Victory Portfolios was originally called the North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. On September 22, 1986, an Amended and Restated Declaration of Trust was filed to change the name of the Trust to The Emblem Fund and to make certain other changes. A second amendment was filed October 23, 1986 providing for voting of shares in the aggregate except where voting of shares by series is otherwise required by law. An amendment to the Amended and Restated Declaration of Trust was filed on March 15, 1993 to change the name of the Trust to The Society Funds. An Amended and Restated Declaration of Trust was then filed on September 2, 1994 to change the name of the Trust to The Victory Portfolios.

The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has twenty-eight series of shares, which represent interests in the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, the Balanced Fund, the Stock Index Fund, the Value Fund, the Diversified Stock Fund, the Growth Fund, the Special Value Fund, the Special Growth Fund, the Ohio Regional Stock Fund, the International Growth Fund, the Limited Term Income Fund, the Government Mortgage Fund, the Ohio Municipal Bond Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, the Florida Tax-Free Bond Fund, the Municipal Bond Fund, the Convertible Securities Fund, the Short-Term U.S. Government Income Fund, the Government Bond Fund, the Fund for Income, the National Municipal Bond Fund, the New York Tax-Free Fund, the Institutional Money Market Fund, the Financial Reserves Fund and the Ohio Municipal Money Market Fund, respectively. The Victory Portfolios' Delaware Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

As of February 2, 1996, the Fund believes the SNBOC and Company was shareholder of record of 99.8% of the outstanding shares of the Fund, but did not hold such shares beneficially.

The following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of February 2, 1996:

                                                             Percentage of Total
                                                             Outstanding
Name and Address                            Shares           Shares of Fund
----------------                            ------           -------------------
KeyCorp Cash Balance Mutual Equity Fund     2,061,901.27     12.38%
Society National Bank
127 Public Square
Cleveland, OH 44114

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Victory Portfolios. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a fund (or the Fund), together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular fund (or the Fund) that are allocated to that fund (or the Fund) by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Victory Portfolios.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

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THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL  INFORMATION ARE NOT AN OFFERING
OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

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                                    APPENDIX

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by Key Advisers or the Sub-Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by Key Advisers or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

         Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


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         BBB.  Debt rated BBB is regarded as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Description of the three highest long-term debt ratings by Duff:

         AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         IBCA's description of its three highest long-term debt ratings:

         AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.


         AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

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         Moody's description of its three highest short-term debt ratings:

         PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


         Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
         Treasury short-term obligations.

         Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


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         Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

         Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its four highest short-term debt ratings:

         F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2.  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+. Obligations supported by the highest capacity for timely repayment.

         A1. Obligations supported by a very strong capacity for timely repayment.

         A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2.   This  designation  denotes  high  quality.  Margins  of
         protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings: SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

         Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


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         TBW  Ratings  do  not  constitute  a  recommendation  to  buy  or  sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4.  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

Definitions of Certain Money Market Instruments

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCES. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. TREASURY OBLIGATIONS. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit

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of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.



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